EXECUTION COPY

CHASE MANHATTAN MORTGAGE CORPORATION,

as Subservicer

and

FIELDSTONE MORTGAGE COMPANY,

as Servicer and as Seller

and

WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION,

as Master Servicer

_____________________________

Structured Asset Securities Corporation

Fieldstone Mortgage Investment Corp. 2003-1

 Mortgage Pass-Through Certificates, Series 2003-1

SECURITIZATION SERVICING AGREEMENT

Dated as of September 1, 2003
_____________________________

TABLE OF CONTENTS

Page

ARTICLE I.

DEFINITIONS

ARTICLE II.
OWNER’S ENGAGEMENT OF SERVICER TO PERFORM SERVICING RESPONSIBILITIES

Section 2.01.

Contract for Servicing; Possession of Servicing Files.

12

Section 2.02.

Books and Records.

12

ARTICLE III.

SERVICING OF THE MORTGAGE LOANS

Section 3.01.

Servicer and Subservicer to Service.

13

Section 3.01A.

 FMC Discretion.

14

Section 3.02.

Collection and Liquidation of Mortgage Loans.

14

Section 3.03.

Establishment of and Deposits to Custodial Account.

15

Section 3.04.

Permitted Withdrawals From Custodial Account.

17

Section 3.05.

Establishment of and Deposits to Escrow Account.

18

Section 3.06.

Permitted Withdrawals From Escrow Account.

19

Section 3.07.

Notification of Adjustments.

20

Section 3.08.

[Reserved.]

20

Section 3.09.

Payment of Taxes, Insurance and Other Charges.

20

Section 3.10.

Protection of Accounts.

21

Section 3.11.

Maintenance of Hazard Insurance.

21

Section 3.12.

Maintenance of Mortgage Impairment Insurance.

23

Section 3.13.

Maintenance of Fidelity Bond and Errors and Omissions Insurance.

23

Section 3.14.

Inspections.

24

Section 3.15.

Restoration of Mortgaged Property.

24

Section 3.16.

[Reserved.]

24

Section 3.17.

Title, Management and Disposition of REO Property.

24

Section 3.18.

Real Estate Owned Reports.

27

Section 3.19.

Liquidation Reports.

27

Section 3.20.

Reports of Foreclosures and Abandonments of Mortgaged Property.

27

Section 3.21.

Prepayment Charges.

27

Section 3.22.

Compliance with Safeguarding Customer Information Requirements.

28

ARTICLE IV.

PAYMENTS TO OWNER

Section 4.01.

Remittances.

28

Section 4.02.

Statements to Seller.

29

Section 4.03.

Monthly Advances by Servicer.

30

Section 4.04.

Due Dates Other Than the First of the Month.

30

Section 4.05.

[Reserved.]

ARTICLE V.

GENERAL SERVICING PROCEDURES

Section 5.01.

Transfers of Mortgaged Property.

31

Section 5.02.

Satisfaction of Mortgages and Release of Mortgage Files.

32

Section 5.03.

Servicing Compensation.

32

Section 5.04.

Annual Audit Report.

33

Section 5.05.

Annual Compliance Certifications.

33

Section 5.06.

Inspection.

34

ARTICLE VI.

REPRESENTATIONS, WARRANTIES AND AGREEMENTS

Section 6.01.

Representations, Warranties and Agreements of the Servicer.

34

Section 6.02.

Representations, Warranties and Agreements of the Subservicer.

36

Section 6.03.

Remedies for Breach of Representations and Warranties of the Servicer

and the Subservicer.

38

Section 6.04.

Additional Indemnification by the Servicer.

39

Section 6.05.

Additional Indemnification by the Subservicer.

39

Section 6.06.

Indemnification with Respect to Certain Taxes and Loss of REMIC

Status.

39

Section 6.07.

[Reserved.]

40

ARTICLE VII.

THE SERVICER AND THE SUBSERVICER

Section 7.01.

Merger or Consolidation of the Servicer.

40

Section 7.02.

Limitation on Liability of the Servicer and Others.

41

Section 7.03.

Limitation on Resignation and Assignment by the Servicer.

41

Section 7.04.

Merger or Consolidation of the Subservicer.

42

Section 7.05.

Limitation on Liability of the Subservicer and Others.

42

Section 7.06.

Limitation on Resignation and Assignment by the Subservicer.

43

ARTICLE VIII.

TERMINATION

Section 8.01.

Termination for Cause.

44

Section 8.02.

[Reserved.]

46

Section 8.03.

[Reserved.]

46

Section 8.04.

[Reserved.]

46

ARTICLE IX.

MISCELLANEOUS PROVISIONS

Section 9.01.

Successor to the Servicer.

46

Section 9.02.

Successor to the Subservicer.

48

Section 9.03.

Costs.

50

Section 9.04.

Protection of Confidential Information.

50

Section 9.05.

Notices.

51

Section 9.06.

Severability Clause.

52

Section 9.07.

No Personal Solicitation.

53

Section 9.08.

Counterparts.

53

Section 9.09.

Place of Delivery and Governing Law.

53

Section 9.10.

Further Agreements.

53

Section 9.11.

Intention of the Parties.

53

Section 9.12.

Successors and Assigns; Assignment of Servicing Agreement.

53

Section 9.13.

Assignment by the Seller.

54

Section 9.14.

Amendment.

54

Section 9.15.

Waivers.

54

Section 9.16.

Exhibits.

54

Section 9.17.

Intended Third Party Beneficiaries.

55

Section 9.18.

General Interpretive Principles.

55

Section 9.19.

Reproduction of Documents.

56

EXHIBIT E

EXHIBITS

EXHIBIT A

MORTGAGE LOAN SCHEDULE

EXHIBIT B

CUSTODIAL ACCOUNT LETTER AGREEMENT

EXHIBIT C

ESCROW ACCOUNT LETTER AGREEMENT

EXHIBIT D-1

FORM OF MONTHLY REMITTANCE ADVICE

EXHIBIT D-2

STANDARD MONTHLY DEFAULTED LOAN REPORT

EXHIBIT E

FIELDSTONE MORTGAGE INVESTMENT CORP. 2003-1 TRUST AGREEMENT

EXHIBIT F

FORM OF CERTIFICATION TO BE PROVIDED TO THE DEPOSITOR, THE TRUSTEE AND THE MASTER SERVICER BY THE SUBSERVICER

EXHIBIT G

POWER OF ATTORNEY

This Securitization Servicing Agreement (this “Agreement”), entered into as of the 1st day of September, 2003, by and among FIELDSTONE MORTGAGE COMPANY, a Maryland corporation (“FMC”), as servicer and as seller (in such capacities, the “Servicer” and the “Seller”, respectively), CHASE MANHATTAN MORTGAGE CORPORATION, a New Jersey corporation (“Chase”), as subservicer (the “Subservicer”) and WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION, a national banking association, as master servicer (the “Master Servicer”), and acknowledged by HSBC BANK USA, as trustee (the “Trustee”) under the Trust Agreement (as defined herein), recites and provides as follows:

W I T N E S S E T H:

WHEREAS, the Seller has conveyed and assigned all of its rights, title and interest with respect to certain conventional, fixed and adjustable rate, residential mortgage loans identified in Schedule A hereto (the “Mortgage Loans”) on a servicing-retained basis to Structured Asset Securities Corporation (the “Depositor”) under a mortgage loan purchase agreement dated as of September 1, 2003 (the “Mortgage Loan Purchase Agreement”), between the Seller and the Depositor, and the Depositor in turn has conveyed the Mortgage Loans to HSBC Bank USA (the “Trustee”) under a trust agreement dated as of September 1, 2003 (the “Trust Agreement”), among the Trustee, the Depositor, the Seller, the Master Servicer and Wells Fargo Bank Minnesota, National Association, as Trust Administrator (in such capacity, the “Trust Administrator”);

WHEREAS, the Seller desires that the Servicer service the Mortgage Loans upon such transfer to the Depositor pursuant to this Agreement, and the Servicer has agreed to do so;

WHEREAS, the Servicer and the Subservicer have agreed that the Subservicer shall service the Mortgage Loans beginning on or about November 1, 2003 pursuant to this Agreement;

WHEREAS, the Master Servicer shall be obligated under the Trust Agreement, among other things, to supervise the servicing of the Mortgage Loans on behalf of the Trustee, and shall have the right, under certain circumstances, to terminate the rights and obligations of the Servicer and the Subservicer under this Servicing Agreement upon the occurrence and continuance of an Event of Default as provided herein;

WHEREAS, multiple classes of certificates (the “Certificates”), including the Class X Certificate, will be issued on the Closing Date pursuant to the Trust Agreement and Fieldstone Mortgage Company or a nominee thereof is expected to be the initial registered holder of Class X Certificates;

WHEREAS, subsequent to the Closing Date, Fieldstone Mortgage Company may convey all of its rights, title and interest in and to the Class X Certificates and all payments and all other proceeds received thereunder to an owner trust or special purpose corporation in which it will hold the sole equity interest, which trust will issue net interest margin securities (“NIM Securities”) through an indenture trust, with such NIM Securities secured, in part, by the payments on such Certificates (the “NIMS Transaction”);

WHEREAS, one or more insurers (collectively, the “NIMS Insurer”) may each issue one or more insurance policies guaranteeing certain payments under the NIM Securities to the extent issued pursuant to the indenture in the NIMS Transaction;

WHEREAS, in the event there may be two or more individual insurers it is intended that the rights extended to the NIMS Insurer pursuant to this Agreement be allocated among two or more individual insurers that issue insurance policies in connection with the NIMS Transaction through a NIMS Insurance Agreement by and among such insurers and the parties hereto; and

WHEREAS, the Seller, the Servicer and the Subservicer acknowledge and agree that the Seller will assign all of its rights and delegate all of its obligations hereunder to the Trustee, and that each reference herein to the Seller is intended, unless otherwise specified, to mean the Seller or the Trustee, as assignee, whichever is the owner of the Mortgage Loans from time to time.

NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Seller, the Master Servicer, the Servicer and the Subservicer hereby agree as follows:

ARTICLE I.

DEFINITIONS

The following terms are defined as follows:

Agreement:  This Securitization Servicing Agreement and all amendments hereof and supplements hereto.

Ancillary Income:  All income derived from the Mortgage Loans, excluding Servicing Fees and Prepayment Charges attributable to the Mortgage Loans and other amounts treated as payment proceeds of the Mortgage Loans, including but not limited to, late charges, fees received with respect to checks or bank drafts returned by the related bank for non-sufficient funds, assumption fees, optional insurance administrative fees and all other incidental fees and charges.

Adverse REMIC Event:  Either (i) the loss of status as a REMIC, within the meaning of Section 860D of the Code, for any group of assets identified as a REMIC in the Preliminary Statement to the Trust Agreement, or (ii) the imposition of any tax, including the tax imposed under Section 860F(a)(1) on prohibited transactions, and the tax imposed under Section 860G(d) on certain contributions to a REMIC, on any REMIC created under the Trust Agreement.

Assignment of Mortgage:  An assignment of the Mortgage, notice of transfer or equivalent instrument in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect the transfer of the Mortgage to the party indicated therein.

Business Day:  Any day other than (i) a Saturday or Sunday, or (ii) a day on which banking and savings and loan institutions in the States of New York, Arizona, California, Maryland or Minnesota are authorized or obligated by law or executive order to be closed.

Certificateholder:  The meaning set forth in the Trust Agreement.

Certificates:  Any or all of the Certificates issued pursuant to the Trust Agreement.

Chase:  Chase Manhattan Mortgage Corporation, a New Jersey corporation, or any successor in interest.

Closing Date:  October 7, 2003.

Code:  The Internal Revenue Code of 1986, as it may be amended from time to time or any successor statute thereto, and applicable U.S. Department of the Treasury regulations issued pursuant thereto.

Collection Period:  With respect to any Distribution Date, the period commencing on the second day of the month immediately preceding the month in which such Distribution Date occurs and ending on the first day of the month in which such Distribution Date occurs.

Condemnation Proceeds:  All awards or settlements in respect of a Mortgaged Property, whether permanent or temporary, partial or entire, by exercise of the power of eminent domain or condemnation, to the extent not required to be released to a Mortgagor in accordance with the terms of the related Mortgage Loan documents.

Custodial Account:  The separate account or accounts created and maintained pursuant to Section 3.03.

Custodial Agreement:  The custodial agreement relating to the custody of certain of the Mortgage Loans, between the Custodian and the Trustee, as acknowledged by the Servicer and the Subservicer, dated as of September 1, 2003.

Custodian:  Wells Fargo Bank Minnesota, National Association and its respective successors and assigns.

Cut-off Date:  September 1, 2003.

Depositor:  Structured Asset Securities Corporation, or any successor in interest.

Determination Date:  With respect to each Remittance Date, the 15th day of the month in which such Remittance Date occurs, or, if such 15th day is not a Business Day, the next succeeding Business Day.

Distressed Mortgage Loan:  Not applicable.

Distribution Date:  Commencing in October 2003, the 25th day of each month or, if such day is not a Business Day, the next succeeding Business Day.

Due Date: The day of the calendar month on which the Monthly Payment is due on a Mortgage Loan, exclusive of any days of grace.  Pursuant to Section 4.04, with respect to any Mortgage Loans for which payment from the Mortgagor is due on a day other than the first day of the month, such Mortgage Loans will be treated as if the Monthly Payment is due on the first day of the immediately succeeding month.

Eligible Investments:  Any one or more of the obligations and securities listed below which investment provides for a date of maturity not later than three days prior to the Remittance Date in each month:

(i)

direct obligations of, and obligations fully guaranteed as to timely payment of principal and interest by, the United States of America or any agency or instrumentality of the United States of America the obligations of which are backed by the full faith and credit of the United States of America (“Direct Obligations”);

(ii)

federal funds, demand and time deposits in, certificates of deposits of, or bankers’ acceptances issued by, any depository institution or trust company (including U.S. subsidiaries of foreign depositories, the Trustee, the Trust Administrator, the Master Servicer or any agent of the Trustee, the Trust Administrator, or the Master Servicer, acting in its respective commercial capacity) incorporated or organized under the laws of the United States of America or any state thereof and subject to supervision and examination by federal or state banking authorities, so long as at the time of such investment or the contractual commitment providing for such investment the commercial paper or other short-term debt obligations of such depository institution or trust company (or, in the case of a depository institution or trust company which is the principal subsidiary of a holding company, the commercial paper or other short term debt or deposit obligations of such holding company or deposit institution, as the case may be) have been rated by each Rating Agency in its highest short-term rating category or one of its two highest long-term rating categories;

(iii)

repurchase agreements collateralized by Direct Obligations or securities guaranteed by Fannie Mae or Freddie Mac with any registered broker/dealer subject to Securities Investors’ Protection Corporation jurisdiction or any commercial bank insured by the FDIC, if such broker/dealer or bank has an uninsured, unsecured and unguaranteed obligation rated by each Rating Agency in its highest short-term rating category;

(iv)

securities bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States of America or any state thereof which have a credit rating from each Rating Agency, at the time of investment or the contractual commitment providing for such investment, at least equal to one of the two highest long term credit rating categories of each Rating Agency; provided, however, that securities issued by any particular corporation will not be Eligible Investments to the extent that investment therein will cause the then outstanding principal amount of securities issued by such corporation and held as part of the Trust Fund to exceed 20% of the sum of the outstanding principal balance of the Mortgage Loans at any Determination Date and the aggregate principal amount of all Eligible Investments in the Certificate Account; provided, further, that such securities will not be Eligible Investments if they are published as being under review with negative implications from either Rating Agency;

(v)

commercial paper (including both non-interest-bearing discount obligations and interest bearing obligations payable on demand or on a specified date not more than 180 days after the date of issuance thereof) rated by each Rating Agency in its highest short-term rating category;

(vi)

a Qualified GIC (as defined in the Trust Agreement);

(vii)

certificates or receipts representing direct ownership interests in future interest or principal payments on obligations of the United States of America or its agencies or instrumentalities (which obligations are backed by the full faith and credit of the United States of America) held by a custodian in safekeeping on behalf of the holders of such receipts; and

(viii)

any other demand, money market, common trust fund or time deposit or obligation, or interest bearing or other security or investment, (A) rated in the highest rating category by each Rating Agency or (B) that is acceptable to the NIMS Insurer and would not adversely affect the then current rating by any Rating Agency then rating the Certificates or the NIMS Securities.  Such investments in this subsection (viii) may include money market mutual funds or common trust funds, including any fund for which the Trustee, the Trust Administrator, the Master Servicer or an affiliate thereof serves as an investment advisor, administrator, shareholder servicing agent, and/or custodian or subcustodian, notwithstanding that (x) the Trustee, the Master Servicer or an affiliate thereof charges and collects fees and expenses from such funds for services rendered, (y) the Trustee, the Master Servicer or an affiliate thereof charges and collects fees and expenses for services rendered pursuant to this Agreement, and (z) services performed for such funds and pursuant to this Agreement may converge at any time.

provided, however, that no such instrument shall be an Eligible Investment if such instrument evidences either (i) a right to receive only interest payments with respect to the obligations underlying such instrument, or (ii) both principal and interest payments derived from obligations underlying such instrument and the principal and interest payments with respect to such instrument provide a yield to maturity of greater than 120% of the yield to maturity at par of such underlying obligations.

Environmental Problem Property:  A Mortgaged Property or REO Property that is in violation of any environmental law, rule or regulation.

Errors and Omissions Insurance:  Errors and Omissions Insurance to be maintained by the Servicer in accordance with Section 3.13.

Escrow Account:  The separate account or accounts operated and maintained pursuant to Section 3.05.

Escrow Payments:  With respect to any Mortgage Loan, the amounts constituting ground rents, taxes, assessments, water rates, sewer rents, municipal charges, mortgage insurance premiums, fire and hazard insurance premiums, condominium charges, and any other payments required to be escrowed by the Mortgagor with the mortgagee pursuant to the Mortgage or any other document.

Event of Default:  Any event set forth in Section 8.01.

FDIC:  The Federal Deposit Insurance Corporation or any successor thereto.

Fidelity Bond:  A fidelity bond to be maintained by the Servicer in accordance with Section 3.13.

Fitch:  Fitch Ratings or any successor in interest.

FMC:  Fieldstone Mortgage Company, a Maryland corporation, or any successor in interest.

Holder:  The meaning set forth in the Trust Agreement.

Insurance Proceeds:  With respect to each Mortgage Loan, proceeds of insurance policies insuring the Mortgage Loan or the related Mortgaged Property, if applicable, including the proceeds of any hazard or flood insurance policy.

Liquidation Proceeds:  Cash received in connection with the liquidation of a defaulted Mortgage Loan, whether through the sale or assignment of such Mortgage Loan, trustee’s sale, foreclosure sale or otherwise, or the sale of the related REO Property, if the Mortgaged Property is acquired in satisfaction of the Mortgage Loan.

Master Servicer:  Wells Fargo Bank Minnesota, National Association or any successor in interest, or if any successor master servicer shall be appointed as provided in the Trust Agreement, then such successor master servicer.

Master Servicing Fee:  As to any Distribution Date, and each Mortgage Loan, an amount equal to the sum of the product of (a) one-twelfth of the Master Servicing Fee Rate and (b) the Scheduled Principal Balance of such Mortgage Loan as of the first day of the related Collection Period.

Master Servicing Fee Rate:  0.0055% per annum.

Monthly Advance:  With respect to each Remittance Date and each Mortgage Loan, an amount equal to the Monthly Payment (with the interest portion of such Monthly Payment adjusted to the Mortgage Loan Remittance Rate) that was due on the Mortgage Loan on the Due Date in the related Collection Period, and that (i) was delinquent at the close of business on the related Determination Date and (ii) was not the subject of a previous Monthly Advance, but only to the extent that such amount is expected, in the reasonable judgment of the Servicer or the Subservicer, to be recoverable from collections or other recoveries in respect of such Mortgage Loan.

Monthly Payment:  The scheduled monthly payment of principal and interest on a Mortgage Loan.

Moody’s:  Moody’s Investors Service, Inc. or any successor in interest.

Mortgage:  The mortgage, deed of trust or other instrument securing a Mortgage Note, which creates a first lien on an unsubordinated estate in fee simple in real property securing the Mortgage Note.

Mortgage Impairment Insurance Policy:  A mortgage impairment or blanket hazard insurance policy to be maintained by the Servicer in accordance with Section 3.12.

Mortgage Interest Rate:  The annual rate of interest borne on a Mortgage Note.

Mortgage Loan:  An individual mortgage loan which is the subject of this Agreement, each mortgage loan subject to this Agreement being identified on the related Mortgage Loan Schedule, which Mortgage Loan includes, without limitation, the Mortgage Loan documents, the Monthly Payments, Principal Prepayments, Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds, REO Disposition Proceeds, and all other rights, benefits, proceeds and obligations arising from or in connection with such Mortgage Loan.

Mortgage Loan Remittance Rate:  With respect to each Mortgage Loan, the annual rate of interest remitted to the Master Servicer, which shall be equal to the Mortgage Interest Rate minus the Master Servicing Fee and the Servicing Fee.

Mortgage Loan Schedule:  A schedule of the Mortgage Loans attached hereto as Exhibit A setting forth information with respect to such Mortgage Loans as agreed to by the Seller, the Servicer, the Subservicer and the Master Servicer, including but not limited to a Prepayment Charge Schedule.

Mortgage Note:  The note or other evidence of the indebtedness of a Mortgagor secured by a Mortgage.

Mortgaged Property:  The real property securing repayment of the debt evidenced by a Mortgage Note.

Mortgagor:  The obligor on a Mortgage Note.

NIM Securities:  As defined in the eighth Recital to this Agreement.

NIMS Insurer:  As defined in the ninth Recital to this Agreement.

NIMS Transaction:  As defined in the eighth Recital to this Agreement.

Nonrecoverable Advance:  Any Servicing Advance or Monthly Advance previously made or proposed to be made in respect of a Mortgage Loan by the Servicer or Subservicer which, in the reasonable discretion of the Servicer or Subservicer, as applicable, will not or, in the case of a proposed Servicing Advance or Monthly Advance, would not, ultimately be recoverable by the Servicer or Subservicer from the related Mortgagor, related Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds or otherwise.  The determination by the Servicer or Subservicer, as applicable, that all or a portion of a Servicing Advance or Monthly Advance would be a Nonrecoverable Advance shall be evidenced by an Officer’s Certificate delivered to the Master Servicer and the NIMS Insurer setting forth such determination and a reasonable explanation thereof.

Officer’s Certificate:  A certificate signed a Vice President or an assistant Vice President and by an Assistant Treasurers or Assistant Secretary of the Servicer or the Subservicer, and delivered to the Seller, the Master Servicer, Trustee and/or the NIMS Insurer as required by this Agreement.

Opinion of Counsel:  A written opinion of counsel, who may be an employee of the Servicer or the Subservicer, reasonably acceptable to the Seller, the Trustee, the Master Servicer and/or the NIMS Insurer, but which must be an independent outside counsel with respect to any such opinion of counsel concerning all federal income tax matters.

Person:  Any individual, corporation, partnership, joint venture, association, limited liability company, joint-stock company, trust, unincorporated organization, government or any agency or political subdivision thereof.

Prepayment Charge:  With respect to any Mortgage Loan and Remittance Date, the charges or premiums, if any, due in connection with a full or partial prepayment of such Mortgage Loan during the immediately preceding Principal Prepayment Period in accordance with the terms thereof.

Prepayment Interest Shortfall Amount:  With respect to any Remittance Date, for each Mortgage Loan that was subject to a Principal Prepayment in full or in part during the related Principal Prepayment Period (other than Principal Prepayments relating to a repurchase of the Mortgage Loan by the Seller or any other Person), which Principal Prepayment was applied to such Mortgage Loan prior to such Mortgage Loan’s Due Date in the succeeding Principal Prepayment Period, the amount of interest (net the related Servicing Fee for Principal Prepayments in full only) that would have accrued on the amount of such Principal Prepayment during the period commencing on the date as of which such Principal Prepayment was applied to such Mortgage Loan and ending on the last day of the related Principal Prepayment Period.

Prime Rate:  The prime rate published from time to time, as published as the average rate in The Wall Street Journal (Northeast Edition).

Principal Prepayment:  Any payment or other recovery of principal on a Mortgage Loan, including any payment or other recovery of principal in connection with repurchase of a Mortgage Loan by the Seller, the Servicer, the Subservicer, the NIMS Insurer or any other Person, which is received in advance of its scheduled Due Date, including any Prepayment Charge or premium thereon and which is not accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

Principal Prepayment Period:  With respect to any Remittance Date and any full or partial Principal Prepayment, the calendar month immediately preceding the month of such Remittance Date.

Property Charges:  As defined in Section 3.09(a) herein.

Purchase Price:  With respect to any REO Property to be purchased by the NIMS Insurer pursuant to Section 6.05, an amount equal to the sum of (i) 100% of the principal balance thereof as of the date of purchase, (ii) accrued interest on such principal balance at the applicable Mortgage Interest Rate in effect from time to time to the due date as to which interest was last covered by a payment by the Mortgagor or a Monthly Advance by the Servicer, the Subservicer or Master Servicer and (iii) any unreimbursed Servicing Advances, Monthly Advances and any unpaid Servicing Fees and Master Servicing Fees allocable to such REO Property.

Qualified Depository:  Any of (i) a federal or state-chartered depository institution the accounts of which are insured by the FDIC and whose commercial paper, short-term debt obligations or other short-term deposits are rated at least “A-1” by S&P if the deposits are to be held in the account for less than 30 days, or whose long-term unsecured debt obligations are rated at least “AA” by S&P if the deposits are to be held in the account for more than 30 days, or (ii) the corporate trust department of a federal or state-chartered depository institution subject to regulations regarding fiduciary funds on deposit similar to Title 12 of the Code of Federal Regulations Section 9.10(b), which, in either case, has corporate trust powers, acting in its fiduciary capacity, or (iii) the Seller.

Qualified Insurer:  A mortgage guaranty insurance company duly authorized and licensed where required by law to transact mortgage guaranty insurance business and approved as an insurer by Fannie Mae and Freddie Mac.

Rating Agency:  Each of Fitch, Moody’s and S&P or their successors.  If such agencies or their successors are no longer in existence, “Rating Agencies” shall be such nationally recognized statistical rating agencies, or other comparable person, agreed upon and designated by the Seller, notice of which designation shall be given to the Trustee, the NIMS Insurer, the Master Servicer, the Servicer and the Subservicer.

REMIC:  A “real estate mortgage investment conduit” within the meaning of Section 860D of the Code.

Remittance Date:  With respect to each Distribution Date, the 18th day (or if such 18th day is not a Business Day, the first Business Day immediately following) of the month in which such Distribution Date occurs, commencing in October, 2003.

REO Disposition:  The final sale by the Servicer or the Subservicer of any REO Property.

REO Disposition Proceeds:  All amounts received with respect to an REO Disposition pursuant to Section 3.17.

REO Property:  A Mortgaged Property acquired by the Servicer on behalf of the Trustee through foreclosure or by deed in lieu of foreclosure, as described in Section 3.17.

Representing Party:  Each of the Servicer and the Subservicer making the representations and warranties under Section 6.01 and 6.02, respectively.

Sarbanes Certifying Party:  Any person who provides a certification pursuant to the Sarbanes-Oxley Act of 2002 on behalf of the Trust Fund.

Trust Administrator: Wells Fargo Bank Minnesota, National Association or its successor in interest.

Seller:  FMC.

Servicer:  FMC or its successor in interest or assigns or any successor to the Servicer under this Agreement as herein provided.

Servicing Advances:  All customary, reasonable and necessary “out of pocket” costs and expenses (including reasonable attorneys’ fees and disbursements) incurred in the performance by each of the Servicer or the Subservicer of its servicing obligations, including, but not limited to, the cost of (a) the preservation, restoration and protection of the Mortgaged Property, (b) any enforcement or administrative or judicial proceedings, including foreclosures, (c) the management and liquidation of the Mortgaged Property if the Mortgaged Property is acquired in satisfaction of the Mortgage, (d) taxes, assessments, water rates, sewer rents and other charges which are or may become a lien upon the Mortgaged Property, fire and hazard insurance coverage and repayment of senior liens and (e) any losses sustained by the Servicer or the Subservicer with respect to the liquidation of the Mortgaged Property.  Neither the Servicer nor the Subservicer shall have any obligation to make any Servicing Advances if the Servicer or the Subservicer, as applicable, determines that such Servicing Advances are or would constitute a Nonrecoverable Advance.

Servicing Fee:  With respect to each Mortgage Loan, an amount equal to one-twelfth the product of (a) the Servicing Fee Rate and (b) the outstanding principal balance of such Mortgage Loan as of the first day of the related Collection Period.  The Servicing Fee is payable solely from the interest portion (including recoveries with respect to interest from Liquidation Proceeds to the extent permitted by Section 3.02 of this Agreement) of such Monthly Payment collected by the Servicer or the Subservicer, as applicable, or as otherwise provided under this Agreement.

Servicing Fee Rate: 0.50% per annum.

Servicing File:  The items pertaining to a particular Mortgage Loan including, but not limited to, the computer files, data disks, books, records, data tapes, notes, and all additional documents generated as a result of or utilized in originating and/or servicing each Mortgage Loan, which are held in trust for the Trustee by the Servicer initially, and beginning on or about November 1, 2003, by the Subservicer.

Servicing Officer:  Any officer of the Servicer or the Subservicer involved in or responsible for, the administration and servicing of the Mortgage Loans whose name appears on a list of servicing officers furnished by the Servicer and the Subservicer to the Master Servicer upon request, as such list may from time to time be amended.

Servicing Standard:  The servicing and administration of the Mortgage Loans for which the Servicer or the Subservicer is responsible hereunder (a) in the same manner in which, and with the same care, skill, prudence and diligence with which, the Servicer or the Subservicer, as applicable, generally services and administers similar mortgage loans with similar mortgagors (i) for other third parties, giving due consideration to customary and usual standards of practice of prudent institutional residential mortgage lenders servicing their own loans or (ii) held in the Servicer’s or the Subservicer’s own portfolio, as applicable, whichever standard is higher, (b) with a view to the maximization of the recovery on such Mortgage Loans on a net present value basis and the best interests of the Trust Fund or any Person to which the Mortgage Loans may be transferred by the Trust Fund, (c) without regard to (i) any relationship that the Servicer or the Subservicer or any affiliate thereof may have with the related Mortgagor or any other party to the transactions; (ii) the right of the Servicer or the Subservicer to receive compensation or other fees for its services rendered pursuant to this Agreement; (iii) the obligation of the Servicer or the Subservicer to make Servicing Advances; (iv) the ownership, servicing or management by the Servicer or the Subservicer or any affiliate thereof for others of any other mortgage loans or mortgaged properties; and (v) any debt the Servicer or any affiliate of the Servicer or the Subservicer has extended to any mortgagor or any affiliate of such mortgagor, and (d) in accordance with the applicable state, local and federal laws, rules and regulations.

S&P:  Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc. or any successor in interest.

Subservicer: Chase or its successor in interest or assigns or any successor to the Subservicer under this Agreement as herein provided.

Trust Agreement:  The Trust Agreement dated as of September 1, 2003, among the Trustee, the Master Servicer, the Trust Administrator, the Depositor and the Seller.

Trust Fund:  The trust fund established by the Trust Agreement, the assets of which consist of the Mortgage Loans and any other assets as set forth therein.

Trustee:  HSBC Bank USA or any successor in interest, or if any successor trustee or co-trustee shall be appointed as provided in the Trust Agreement, then such successor trustee or such co-trustee, as the case may be.

ARTICLE II.

OWNER’S ENGAGEMENT OF SERVICER TO PERFORM SERVICING RESPONSIBILITIES

Section 2.01.

Contract for Servicing; Possession of Servicing Files.

The Seller, as the owner of the servicing rights, by execution and delivery of this Agreement, does hereby contract with the Servicer initially, and beginning on or about November 1, 2003, the Subservicer, each subject to the terms of this Agreement, for the servicing of the Mortgage Loans.  The Servicer shall maintain a Servicing File with respect to each Mortgage Loan in order to service such Mortgage Loans pursuant to this Agreement and each Servicing File delivered to the Servicer shall be held in trust by the Servicer for the benefit of the Trustee; provided, however, that neither the Servicer nor the Subservicer shall have any liability for any Servicing Files (or portions thereof) not delivered by the Seller.  The Servicer’s possession of any portion of the Mortgage Loan documents shall be at the will of the Trustee for the sole purpose of facilitating servicing of the related Mortgage Loan pursuant to this Agreement, and such retention and possession by the Servicer shall be in a custodial capacity only.  The ownership of each Mortgage Note, Mortgage, and the contents of the Servicing File shall be vested in the Trustee and the ownership of all records and documents with respect to the related Mortgage Loan prepared by or which come into the possession of the Servicer shall immediately vest in the Trustee and shall be retained and maintained, in trust, by the Servicer at the will of the Trustee in such custodial capacity only.  The Servicing File retained by the Servicer pursuant to this Agreement shall be identified in accordance with the Servicer’s file tracking system to reflect the ownership of the related Mortgage Loan by the Trustee.  The Servicer shall release from its custody the contents of any Servicing File retained by it only in accordance with this Agreement.

Section 2.02.

Books and Records.

All rights arising out of the Mortgage Loans shall be vested in the Trustee, subject to the Servicer’s and the Subservicer’s rights to service and administer the Mortgage Loans hereunder in accordance with the terms of this Agreement.  All funds received on or in connection with a Mortgage Loan, other than the Servicing Fee and other compensation and reimbursement to which the Servicer or Subservicer is entitled as set forth herein, including but not limited to Section 5.03 below, shall be received and held by the Servicer in trust for the benefit of the Trustee pursuant to the terms of this Agreement.

The Servicer or the Subservicer shall forward to the Custodian original documents evidencing an assumption, modification, consolidation or extension of any Mortgage Loan entered into in accordance with Section 3.01 within one week of their execution; provided, however, that the Servicer or Subservicer shall provide Custodian with a Servicer or Subservicer certified true copy of any such document submitted for recordation within one week of its execution, and shall provide the original of any document submitted for recordation or a copy of such document certified by the appropriate public recording office to be a true and complete copy of the original within 120 days of its submission for recordation.

ARTICLE III.

SERVICING OF THE MORTGAGE LOANS

Section 3.01.

Servicer and Subservicer to Service.

The Servicer shall service and administer the Mortgage Loans from and after the Closing Date and shall have full power and authority, acting alone, to do any and all things in connection with such servicing and administration which the Servicer may deem necessary or desirable, consistent with the terms of this Agreement and with Servicing Standards.  Beginning on November 1, 2003, the Subservicer shall perform all of the obligations of the Servicer under this Agreement relating to the servicing of the Mortgage Loans, on behalf of the Servicer.  All references to the Servicer in Articles III, IV and V of this Agreement relating to servicing duties in respect of the Mortgage Loans shall mean the Subservicer beginning on November 1, 2003, except as expressly provided herein.  Notwithstanding any of the provisions of this Agreement referring to actions taken through the Subservicer, the Servicer shall not be relieved of its obligations hereunder with respect to the servicing of the Mortgage Loans and the Servicer shall remain responsible hereunder for all acts and omissions of the Subservicer as fully as if such acts and omissions were those of the Servicer.

Consistent with the terms of this Agreement, the Servicer may waive, modify or vary any term of any Mortgage Loan or consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any Mortgagor if in the Servicer’s reasonable and prudent determination such waiver, modification, postponement or indulgence is not materially adverse to the Trust Fund; provided, however, that unless the Servicer has obtained the prior written consent of the Master Servicer and the NIMS Insurer, the Servicer shall not permit any modification with respect to any Mortgage Loan that would change the Mortgage Interest Rate, defer or forgive the payment of principal or interest, reduce or increase the outstanding principal balance (except for actual payments of principal), change the final maturity date on such Mortgage Loan or result in any other significant modification under the REMIC Provisions.  In the event of any such modification which permits the deferral of interest or principal payments on any Mortgage Loan, the Servicer shall, on the Business Day immediately preceding the Remittance Date in any month in which any such principal or interest payment has been deferred, make a Monthly Advance in accordance with Section 4.03, in an amount equal to the difference between (a) such month’s principal and one month’s interest at the Mortgage Loan Remittance Rate on the unpaid principal balance of such Mortgage Loan and (b) the amount paid by the Mortgagor.  The Servicer shall be entitled to reimbursement for such advances to the same extent as for all other advances made pursuant to Section 3.04.  Without limiting the generality of the foregoing, the Servicer shall continue, and is hereby authorized and empowered, to execute and deliver on behalf of itself and the Trustee, all instruments of satisfaction or cancellation, or of partial or full release, discharge and all other comparable instruments, with respect to the Mortgage Loans and with respect to the Mortgaged Properties.  The Trustee shall execute and deliver to the Servicer powers of attorney and other documents in the form of Exhibit G hereto, furnished to it by the Servicer and reasonably satisfactory to the Trustee, necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties under this Agreement; provided that the Trustee shall not be liable for the actions of the Servicer under any such powers of attorney.  Promptly after the execution of any assumption, modification, consolidation or extension of any Mortgage Loan, the Servicer shall forward to the Master Servicer copies of any documents evidencing such assumption, modification, consolidation or extension.  Notwithstanding anything to the contrary contained in this Servicing Agreement, the Servicer shall not make or permit any modification, waiver or amendment of any term of any Mortgage Loan that would cause an Adverse REMIC Event.

In servicing and administering the Mortgage Loans, the Servicer shall employ procedures (including collection procedures) and exercise the same care that it would employ and exercise in servicing and administering similar mortgage loans for other institutional investors, giving due consideration to Servicing Standards where such practices do not conflict with the requirements of this Agreement.

Section 3.01A.

 FMC Discretion.

In managing the liquidation of defaulted Mortgage Loans, FMC, in its capacity as Servicer, will have sole discretion, subject to the terms of this Agreement, to sell defaulted Mortgage Loans; provided, however, that FMC shall not take any action that is inconsistent with or prejudices the interests of the Certificateholders in any Mortgage Loan or the rights and interests of the Depositor, the Trustee and the Certificateholders under this Agreement.  However, if NIMS Securities are issued that are secured by all or a portion of the Class X Certificates, the servicing activities of FMC will conform to the provisions hereunder and FMC’s applicable standard policies and procedures and FMC’s ability to sell defaulted Mortgage Loans will cease.

Section 3.02.

Collection and Liquidation of Mortgage Loans.

Continuously from the Closing Date, until the date each Mortgage Loan ceases to be subject to this Agreement, the Servicer shall proceed diligently to collect all payments due under each of the Mortgage Loans when the same shall become due and payable and shall take special care in ascertaining and estimating Escrow Payments and all other charges that will become due and payable with respect to the Mortgage Loans and each related Mortgaged Property, to the end that the installments payable by the Mortgagors will be sufficient to pay such charges as and when they become due and payable.

The Servicer shall use its best efforts, consistent with the procedures that the Servicer would use in servicing similar mortgage loans for other institutional investors, to foreclose upon or otherwise comparably convert the ownership of such Mortgaged Properties as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 3.01.  The Servicer shall use its best efforts to realize upon defaulted Mortgage Loans in such a manner as will maximize the receipt of principal and interest by the Trust Fund, taking into account, among other things, the timing of foreclosure proceedings.  The foregoing is subject to the provisions that, in any case in which Mortgaged Property shall have suffered damage, the Servicer shall not be required to expend its own funds toward the restoration of such property unless it shall determine in its discretion (i) that such restoration will increase the proceeds of liquidation of the related Mortgage Loan to the Master Servicer after reimbursement to itself for such expenses, and (ii) that such expenses will be recoverable by the Servicer through Insurance Proceeds or Liquidation Proceeds from the related Mortgaged Property.  In the event that any payment due under any Mortgage Loan and not postponed pursuant to Section 3.01 is not paid when the same becomes due and payable, or in the event the Mortgagor fails to perform any other covenant or obligation under the Mortgage Loan and such failure continues beyond any applicable grace period, the Servicer shall take such action as (1) the Servicer would take for other institutional investors under similar circumstances with respect to a similar mortgage loan, (2) shall be consistent with Servicing Standards and (3) the Servicer shall determine prudently to be in the best interest of the Trust Fund,.  In the event that any payment due under any Mortgage Loan is not postponed pursuant to Section 3.01 and remains delinquent for a period of 105 days or any other default continues for a period of 105 days beyond the expiration of any grace or cure period, the Servicer shall commence foreclosure proceedings.  The Servicer shall notify the Master Servicer in writing of the commencement of foreclosure proceedings on a monthly basis no later than the fifth Business Day of each month (which notification may be included within the monthly reports submitted to the Master Servicer under this Agreement).  In such connection, the Servicer shall be responsible for all costs and expenses incurred by it in any such proceedings; provided, however, that it shall be entitled to reimbursement thereof from the related Mortgaged Property, as contemplated in Section 3.04.

Notwithstanding the generality of the preceding paragraph, the Servicer shall take such actions generally in accordance with the Servicer’s established default timeline and in accordance with Servicing Standards with respect to each Mortgagor for which there is a delinquency until such time as such Mortgagor is current with all payments due under the Mortgage Loan.

Section 3.03.

Establishment of and Deposits to Custodial Account.

(a)

The Servicer shall segregate and hold all funds collected and received pursuant to the Mortgage Loans separate and apart from any of its own funds and general assets and shall initially establish and maintain one or more Custodial Accounts, in the form of time deposit or demand accounts, each of which accounts shall be titled “Fieldstone Mortgage Company in trust for HSBC Bank USA, as Trustee for the Fieldstone Mortgage Investment Corp. 2003-1” and referred to herein as a “Custodial Account.”  The Subservicer shall segregate and hold all funds collected and received pursuant to the Mortgage Loans separate and apart from any of its own funds and general assets and shall initially establish and maintain one or more Custodial Accounts, in the form of time deposit or demand accounts, each of which accounts shall be titled “Chase Manhattan Mortgage Corporation in trust for HSBC Bank USA, as Trustee for the Fieldstone Mortgage Investment Corp. 2003-1” and referred to herein as a “Custodial Account”.  Any Custodial Account shall be established with a Qualified Depository.  Any funds deposited in the Custodial Account may be invested in Eligible Investments subject to the provisions of Section 3.10 hereof.  Funds deposited in the Custodial Account may be drawn on by the Servicer in accordance with Section 3.04(a) hereof.  The creation of any Custodial Account shall be evidenced by a letter agreement in the form of Exhibit B.  A copy of such certification or letter agreement shall be furnished to the Trustee, the Master Servicer, the NIMS Insurer and, upon request, to any subsequent owner of the Mortgage Loans.

(b)

The Servicer shall deposit in the Custodial Account on a daily basis, but not more than two (2) Business Days after receipt by the Servicer and retain therein, the following collections received by the Servicer and payments made by the Servicer after the Cut-off Date (other than scheduled payments of principal and interest due on or before the Cut-off Date) or the Servicing Transfer Date, as applicable:

(i)

all payments on account of principal on the Mortgage Loans, including all Principal Prepayments and all Prepayment Charges;

(ii)

all payments on account of interest on the Mortgage Loans adjusted to the Mortgage Loan Remittance Rate;

(iii)

all Prepayment Charges;

(iv)

all Liquidation Proceeds;

(v)

all Insurance Proceeds including amounts required to be deposited pursuant to Section 3.11 (other than proceeds to be held in the Escrow Account and applied to the restoration and repair of the Mortgaged Property or released to the Mortgagor in accordance with the related Mortgage Loan documents and Servicing Standards);

(vi)

all Condemnation Proceeds that are not applied to the restoration or repair of the Mortgaged Property or released to the Mortgagor in accordance with the related Mortgage Loan documents and Servicing Standards;

(vii)

with respect to each Principal Prepayment in full or in part, the Prepayment Interest Shortfall Amount, if any, for the month of distribution. Such deposit shall be made from the Servicer’s and the Subservicer’s own funds, without reimbursement therefor up to a maximum amount per month in the aggregate of the Servicing Fee actually received for such month for the Mortgage Loans;

(viii)

all Monthly Advances made by the Servicer or Subservicer pursuant to Section 4.03;

(ix)

any amounts received from the Seller, the originator or any other person giving representations and warranties with respect to the Mortgage Loan, in connection with the repurchase of any Mortgage Loan;

(x)

any amounts required to be deposited by the Servicer pursuant to Section 3.11 in connection with the deductible clause in any blanket hazard insurance policy;

(xi)

any amounts received with respect to or related to any REO Property or REO Disposition Proceeds;

(xii)

any amounts required to be deposited by the Servicer pursuant to Section 3.16 in connection with any unpaid claims that are a result of a breach by the Servicer or any subservicer of the obligations hereunder; and

(xiii)

any other amount required to be deposited in the Custodial Account pursuant to this Agreement.

The foregoing requirements for deposit into the Custodial Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of the Servicing Fee and Ancillary Income need not be deposited by the Servicer into the Custodial Account.  Any interest paid on funds deposited in the Custodial Account by the depository institution shall accrue to the benefit of the Servicer and the Servicer shall be entitled to retain and withdraw such interest from the Custodial Account pursuant to Section 3.04.  Additionally, any other benefit derived from the Custodial Account associated with the receipt, disbursement and accumulation of principal, interest, taxes, hazard insurance, mortgage insurance, etc. shall accrue to the Servicer.

Section 3.04.

Permitted Withdrawals From Custodial Account.

(a)

The Servicer shall, from time to time, withdraw funds from the Custodial Account for the following purposes:

(i)

to make payments to the Master Servicer in the amounts and in the manner provided for in Section 4.01;

(ii)

in the event the Servicer has elected not to retain the Servicing Fee out of any Mortgagor payments on account of interest or other recovery of interest with respect to a particular Mortgage Loan (including late collections of interest on such Mortgage Loan, or interest portions of Insurance Proceeds, Liquidation Proceeds or Condemnation Proceeds) prior to the deposit of such Mortgagor payment or recovery in the Custodial Account, to pay to itself the related Servicing Fee from all such Mortgagor payments on account of interest or other such recovery for interest with respect to that Mortgage Loan;

(iii)

to reimburse itself for unreimbursed Monthly Advances and Servicing Advances, the Servicer’s right to reimburse itself pursuant to this subclause (iii) with respect to any Mortgage Loan being limited to related Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds, REO Disposition Proceeds and other amounts received in respect of the related REO Property, and such other amounts as may be collected by the Servicer from the Mortgagor or otherwise relating to such Mortgage Loan, it being understood that, in the case of any such reimbursement, the Servicer’s right thereto shall be prior to the rights of the Trust Fund;

(iv)

to reimburse itself for any previously unreimbursed Monthly Advances or Servicing Advances made by the Servicer that it determines are Nonrecoverable Advances, it being understood, in the case of each such reimbursement, that the Servicer’s right thereto shall be prior to the rights of the Trust Fund;

(v)

to pay itself interest on funds deposited in the Custodial Account;

(vi)

to transfer funds to another Qualified Depository in accordance with Section 3.11 hereof;

(vii)

to invest funds in certain Eligible Investments in accordance with Section 3.11 hereof;

(viii)

[Reserved.];

(ix)

to withdraw funds deposited in error; and

(x)

to clear and terminate the Custodial Account upon the termination of this Agreement.

Section 3.05.

Establishment of and Deposits to Escrow Account.

The Servicer shall segregate and hold all funds collected and received pursuant to a Mortgage Loan constituting Escrow Payments separate and apart from any of its own funds and general assets and shall establish and maintain one or more Escrow Accounts, in the form of time deposit or demand accounts, titled, “Chase Manhattan Mortgage Corporation in trust for HSBC Bank USA, as Trustee for the Fieldstone Mortgage Investment Corp. 2003-1”.  The Escrow Accounts shall be established with a Qualified Depository in a manner that shall provide maximum available insurance thereunder.  Nothing herein shall require the Servicer to compel a Mortgagor to establish an Escrow Account in violation of applicable law.  Funds deposited in the Escrow Account may be drawn on by the Servicer in accordance with Section 3.06.  The creation of any Escrow Account shall be evidenced by a letter agreement in the form of Exhibit C hereto.  A copy of such certification or letter agreement shall be furnished to the Master Servicer and the NIMS Insurer.

The Servicer shall deposit in the Escrow Account or Accounts on a daily basis, and retain therein:

(i)

all Escrow Payments collected on account of the Mortgage Loans, for the purpose of effecting timely payment of any such items as required under the terms of this Agreement; and

(ii)

all amounts representing Insurance Proceeds or Condemnation Proceeds which are to be applied to the restoration or repair of any Mortgaged Property.

The Servicer shall make withdrawals from the Escrow Account only to effect such payments as are required under this Agreement, as set forth in Section 3.06.  The Servicer shall be entitled to retain any interest paid on funds deposited in the Escrow Account by the depository institution, other than interest on escrowed funds required by law to be paid to the Mortgagor. To the extent required by law, the Servicer shall pay interest on escrowed funds to the Mortgagor notwithstanding that the Escrow Account may be non-interest bearing or that interest paid thereon is insufficient for such purposes.

Section 3.06.

Permitted Withdrawals From Escrow Account.

Withdrawals from the Escrow Account or Accounts may be made by the Servicer only:

(i)

to effect timely payments of ground rents, taxes, assessments, water rates, mortgage insurance premiums, condominium charges, fire and hazard insurance premiums or other items constituting Escrow Payments for the related Mortgage;

(ii)

to reimburse the Servicer for any Servicing Advance of an Escrow Payment made by the Servicer with respect to a related Mortgage Loan, but only from amounts received on the related Mortgage Loan which represent late collections of Escrow Payments thereunder;

(iii)

to refund to any Mortgagor any funds found to be in excess of the amounts required under the terms of the related Mortgage Loan;

(iv)

to the extent permitted by applicable law, for transfer to the Custodial Account and application to reduce the principal balance of the Mortgage Loan in accordance with the terms of the related Mortgage and Mortgage Note;

(v)

for application to restoration or repair of the Mortgaged Property in accordance with Section 3.15;

(vi)

to pay to the Servicer, or any Mortgagor to the extent required by law, any interest paid on the funds deposited in the Escrow Account; and

(vii)

to clear and terminate the Escrow Account on the termination of this Agreement.

The Servicer will be responsible for the administration of the Escrow Accounts and will be obligated to make Servicing Advances to the Escrow Account in respect of its obligations under this Section 3.06, reimbursable from the Escrow Accounts or Custodial Account to the extent not collected from the related Mortgagor, anything to the contrary notwithstanding, when and as necessary to avoid the lapse of insurance coverage on the Mortgaged Property, or which the Servicer knows, or in servicing the Mortgage Loans in accordance with Servicing Standards should know, is necessary to avoid the loss of the Mortgaged Property due to a tax sale or the foreclosure as a result of a tax lien.  If any such payment has not been made and the Servicer receives notice of a tax lien with respect to the Mortgage being imposed, the Servicer will advance or cause to be advanced funds necessary to discharge such lien on the Mortgaged Property in order to prevent loss of title to the Mortgaged Property.

Section 3.07.

Notification of Adjustments.

With respect to each adjustable rate Mortgage Loan, the Servicer shall adjust the Mortgage Interest Rate on the related interest rate adjustment date and shall adjust the Monthly Payment on the related mortgage payment adjustment date, if applicable, in compliance with the requirements of applicable law and the related Mortgage and Mortgage Note.  The Servicer shall execute and deliver any and all necessary notices required under applicable law and the terms of the related Mortgage Note and Mortgage regarding the Mortgage Interest Rate and Monthly Payment adjustments.  The Servicer shall promptly, upon written request therefor, deliver to the Master Servicer such notifications and any additional applicable data regarding such adjustments and the methods used to calculate and implement such adjustments.  Upon the discovery by the Servicer or the receipt of notice from the Master Servicer that the Servicer has failed to adjust a Mortgage Interest Rate or Monthly Payment in accordance with the terms of the related Mortgage Note, the Servicer shall immediately deposit in the Custodial Account from its own funds the amount of any interest loss or deferral caused the Seller thereby.

Section 3.08.

[Reserved.]

Section 3.09.

Payment of Taxes, Insurance and Other Charges.

(a)

With respect to each Mortgage Loan which provides for Escrow Payments, the Servicer shall maintain accurate records reflecting the status of ground rents, taxes, assessments, water rates, sewer rents, and other charges which are or may become a lien upon the Mortgaged Property and the status of fire and hazard insurance coverage and shall obtain, from time to time, all bills for the payment of such charges (including renewal premiums) (“Property Charges”) and shall effect payment thereof prior to the applicable penalty or termination date, employing for such purpose deposits of the Mortgagor in the Escrow Account which shall have been estimated and accumulated by the Servicer in amounts sufficient for such purposes, as allowed under the terms of the Mortgage. The Servicer shall effect timely payment of all such charges irrespective of each Mortgagor’s faithful performance in the payment of same or the making of the Escrow Payments.

(b)

To the extent that a Mortgage does not provide for Escrow Payments, the Servicer shall make advances from its own funds to effect payment of all Property Charges upon receipt of notice of any failure to pay on the part of the Mortgagor, or at such other time as the Servicer determines to be in the best interest of the Trust Fund, provided, that in any event the Servicer shall pay such charges on or before any date by which payment is necessary to preserve the lien status of the Mortgage.  The Servicer shall pay any late fee or penalty which is payable due to any delay in payment of any Property Charge and necessary to avoid a lien on or loss on Mortgage Property.

Section 3.10.

Protection of Accounts.

The Servicer may transfer the Custodial Account or the Escrow Account to a different Qualified Depository from time to time.  Such transfer shall be made only upon obtaining the consent of the NIMS Insurer, which consent shall not be withheld unreasonably, and the Servicer shall give notice to the Master Servicer of any change in the location of the Custodial Account.

The Servicer shall bear any expenses, losses or damages sustained by the Master Servicer or the Trustee if the Custodial Account and/or the Escrow Account are not demand deposit accounts.

Amounts on deposit in the Custodial Account may at the option of the Servicer be invested in Eligible Investments.  Any such Eligible Investment shall mature no later than two (2) Business Days prior to the Remittance Date in each month; provided, however, that if such Eligible Investment is an obligation of a Qualified Depository (other than the Servicer) that maintains the Custodial Account, then such Eligible Investment may mature on the related Remittance Date.  Any such Eligible Investment shall be made in the name of the Servicer in trust for the benefit of the Trustee.  All income on or gain realized from any such Eligible Investment shall be for the benefit of the Servicer and may be withdrawn at any time by the Servicer.  Any losses incurred in respect of any such investment shall be deposited in the Custodial Account, by the Servicer out of its own funds immediately as realized.  If, at any time, the amount on deposit in the Custodial Account exceeds the amount of the applicable FDIC insurance, such excess above the amount of the applicable FDIC insurance shall be invested in Eligible Investments.

Section 3.11.

Maintenance of Hazard Insurance.

The Servicer shall cause to be maintained for each Mortgage Loan hazard insurance such that all buildings upon the Mortgaged Property are insured by a generally acceptable insurer acceptable under Servicing Standards against loss by fire, hazards of extended coverage and such other hazards as are customary in the area where the Mortgaged Property is located, in an amount which is at least equal to the lesser of (i) the replacement value of the improvements securing such Mortgage Loan and (ii) the greater of (a) the outstanding principal balance of the Mortgage Loan and (b) an amount such that the proceeds thereof shall be sufficient to prevent the Mortgagor or the loss payee from becoming a co-insurer.

If upon origination of the Mortgage Loan, the related Mortgaged Property was located in an area identified in the Federal Register by the Flood Emergency Management Agency as having special flood hazards (and such flood insurance has been made available) a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration is in effect with a generally acceptable insurance carrier acceptable under Servicing Standards in an amount representing coverage equal to the lesser of (i) the minimum amount required, under the terms of coverage, to compensate for any damage or loss on a replacement cost basis (or the unpaid balance of the mortgage if replacement cost coverage is not available for the type of building insured) and (ii) the maximum amount of insurance which is available under the Flood Disaster Protection Act of 1973, as amended. If at any time during the term of the Mortgage Loan, the Servicer determines in accordance with applicable law and pursuant to Servicing Standards that a Mortgaged Property is located in a special flood hazard area and is not covered by flood insurance or is covered in an amount less than the amount required by the Flood Disaster Protection Act of 1973, as amended, the Servicer shall notify the related Mortgagor that the Mortgagor must obtain such flood insurance coverage, and if said Mortgagor fails to obtain the required flood insurance coverage within thirty (30) days after such notification, the Servicer shall immediately force place the required flood insurance on the Mortgagor’s behalf.

The Servicer shall cause to be maintained on each Mortgaged Property such other or additional insurance as may be required pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance, or pursuant to the requirements of any private mortgage guaranty insurer, or as may be required to conform with Servicing Standards.

In the event that the Master Servicer or the Servicer shall determine that the Mortgaged Property should be insured against loss or damage by hazards and risks not covered by the insurance required to be maintained by the Mortgagor pursuant to the terms of the Mortgage, the Servicer shall communicate and consult with the Mortgagor with respect to the need for such insurance and bring to the Mortgagor’s attention the desirability of protection of the Mortgaged Property.

All policies required hereunder shall name the Servicer as loss payee and shall be endorsed with standard or union mortgagee clauses, without contribution, which shall provide for at least 30 days prior written notice of any cancellation, reduction in amount or material change in coverage.

The Servicer shall not interfere with the Mortgagor’s freedom of choice in selecting either his insurance carrier or agent, provided, however, that the Servicer shall not accept any such insurance policies from insurance companies unless such companies are generally acceptable under Servicing Standards.  The Servicer shall determine that such policies provide sufficient risk coverage and amounts, that they insure the property owner, and that they properly describe the property address. The Servicer shall furnish to the Mortgagor a formal notice of expiration of any such insurance in sufficient time for the Mortgagor to arrange for renewal coverage by the expiration date.

Pursuant to Section 3.04, any amounts collected by the Servicer under any such policies (other than amounts to be deposited in the Escrow Account and applied to the restoration or repair of the related Mortgaged Property, or property acquired in liquidation of the Mortgage Loan, or to be released to the Mortgagor, in accordance with the Servicer’s normal servicing procedures as specified in Section 3.15) shall be deposited in the Custodial Account subject to withdrawal pursuant to Section 3.06.

Notwithstanding anything set forth in the preceding paragraph, the Servicer agrees to indemnify the Trustee, the NIMS Insurer, the Certificateholders, the Master Servicer and the Trust Fund for any claims, losses, damages, penalties, fines, forfeitures, legal fees and related costs, judgments and any other costs, fees and expenses that any such indemnified party may sustain in any way related to the failure of the Mortgagor (or the Servicer) to maintain hazard or flood insurance with respect to the related Mortgaged Property which complies with the requirements of this section.

Section 3.12.

Maintenance of Mortgage Impairment Insurance.

In the event that the Servicer shall obtain and maintain a blanket policy insuring against losses arising from fire and hazards covered under extended coverage on all of the Mortgage Loans, then, to the extent such policy provides coverage in an amount equal to the amount required pursuant to Section 3.11 and otherwise complies with all other requirements of Section 3.11, it shall conclusively be deemed to have satisfied its obligations as set forth in Section 3.11. Any amounts collected by the Servicer under any such policy relating to a Mortgage Loan shall be deposited in the Custodial Account subject to withdrawal pursuant to Section 3.05. Such policy may contain a deductible clause, in which case, in the event that there shall not have been maintained on the related Mortgaged Property a policy complying with Section 3.11, and there shall have been a loss which would have been covered by such policy, the Servicer shall deposit in the Custodial Account at the time of such loss the amount not otherwise payable under the blanket policy because of such deductible clause, such amount to deposited from the Servicer’s funds, without reimbursement therefor. Upon request of the Master Servicer, the Trustee or the NIMS Insurer, the Servicer shall cause to be delivered to such person a certified true copy of such policy and a statement from the insurer thereunder that such policy shall in no event be terminated or materially modified without 30 days’ prior written notice to the Master Servicer, the Trustee and the NIMS Insurer.

Section 3.13.

Maintenance of Fidelity Bond and Errors and Omissions Insurance.

The Servicer shall maintain with responsible companies, at its own expense, a blanket Fidelity Bond and an Errors and Omissions Insurance Policy, with broad coverage on all officers, employees or other persons acting in any capacity requiring such persons to handle funds, money, documents or papers relating to the Mortgage Loans (“Servicer Employees”). Any such Fidelity Bond and Errors and Omissions Insurance Policy shall be in the form of the Mortgage Banker’s Blanket Bond and shall protect and insure the Servicer against losses, including forgery, theft, embezzlement, fraud, errors and omissions and negligent acts of such Servicer Employees. Such Fidelity Bond and Errors and Omissions Insurance Policy also shall protect and insure the Servicer against losses in connection with the release or satisfaction of a Mortgage Loan without having obtained payment in full of the indebtedness secured thereby. No provision of this Section 3.13 requiring such Fidelity Bond and Errors and Omissions Insurance Policy shall diminish or relieve the Servicer from its duties and obligations as set forth in this Agreement. The minimum coverage under any such bond and insurance policy shall be at least equal to the coverage amounts which are acceptable for the Servicer as determined by Fannie Mae and Freddie Mac.  Upon the request of the Master Servicer, the Trustee or the NIMS Insurer, the Servicer shall cause to be delivered to such party a certified true copy of such fidelity bond and insurance policy and a statement from the surety and the insurer that such fidelity bond and insurance policy shall in no event be terminated or materially modified without 30 days’ prior written notice to the Master Servicer, the Trustee and the NIMS Insurer.

Section 3.14.

Inspections.

The Servicer shall inspect the Mortgaged Property as often as deemed necessary by the Servicer to assure itself that the value of the Mortgaged Property is being preserved. In addition, the Servicer shall inspect the Mortgaged Property and/or take such other actions as may be necessary or appropriate in accordance with Servicing Standards or as may be required by the primary mortgage guaranty insurer. The Servicer shall keep a written report of each such inspection.

Section 3.15.

Restoration of Mortgaged Property.

The Servicer need not obtain the approval of the Master Servicer or the Trustee prior to releasing any Insurance Proceeds or Condemnation Proceeds to the Mortgagor to be applied to the restoration or repair of the Mortgaged Property if such release is in accordance with Servicing Standards. At a minimum, the Servicer shall comply with the following conditions in connection with any such release of Insurance Proceeds or Condemnation Proceeds:

(i)

the Servicer shall receive satisfactory independent verification of completion of repairs and issuance of any required approvals with respect thereto;

(ii)

the Servicer shall take all steps necessary to preserve the priority of the lien of the Mortgage, including, but not limited to requiring waivers with respect to mechanics’ and materialmen’s liens; and

(iii)

pending repairs or restoration, the Servicer shall place the Insurance Proceeds or Condemnation Proceeds in the Escrow Account.

Section 3.16.

[Reserved.]

Section 3.17.

Title, Management and Disposition of REO Property.

In the event that title to any Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be taken in the name of the Trustee or its nominee in trust for the benefit of the Certificateholders, or in the event the Trustee is not authorized or permitted to hold title to real property in the state where the REO Property is located, or would be adversely affected under the “doing business” or tax laws of such state by so holding title, the deed or certificate of sale shall be taken in the name of such Person or Persons as shall be consistent with an Opinion of Counsel obtained by the Servicer from any attorney duly licensed to practice law in the state where the REO Property is located. The Person or Persons holding such title other than the Trustee shall acknowledge in writing that such title is being held as nominee for the Trustee.

The Servicer shall manage, conserve, protect and operate each REO Property for the Trustee solely for the purpose of its prompt disposition and sale. The Servicer, either itself or through an agent selected by the Servicer, shall manage, conserve, protect and operate the REO Property in the same manner that it manages, conserves, protects and operates other foreclosed property for its own account, and in the same manner that similar property in the same locality as the REO Property is managed. The Servicer shall attempt to sell the same (and may temporarily rent the same for a period not greater than one year, except as otherwise provided below) on such terms and conditions as the Servicer deems to be in the best interest of the Trustee and the Certificateholders.

If the Servicer hereafter becomes aware that a Mortgaged Property is an Environmental Problem Property, the Servicer will notify the Master Servicer and the NIMS Insurer of the existence of the Environmental Problem Property.  Additionally, the Servicer shall set forth in such notice a description of such problem, a recommendation to the Master Servicer and the NIMS Insurer relating to the proposed action regarding the Environmental Problem Property, and the Servicer shall carry out the recommendation set forth in such notice unless otherwise directed by the NIMS Insurer in writing within five (5) days after its receipt (or deemed receipt) of such notice in accordance with the terms and provisions of Section 9.04 below.  The Master Servicer shall be provided a copy of the NIMS Insurer’s instructions to the Servicer.  Notwithstanding the foregoing, the Servicer shall obtain the Master Servicer’s and the NIMS Insurer’s written consent to any expenditures proposed to remediate Environmental Problem Properties or to defend any claims associated with Environmental Problem Properties if such expenses, in the aggregate, are expected to exceed $100,000.  Failure to provide written notice of disapproval of the expenditure within five (5) Business Days of receipt of such request for prepaid expenditures shall be deemed an approval of such expenditure.  The Master Servicer shall be provided with a copy of the NIMS Insurer’s instructions to the Servicer.  If the Servicer has received reliable instructions to the effect that a Property is an Environmental Problem Property (e.g., Servicer obtains a broker’s price opinion which reveals the potential for such problem), the Servicer will not accept a deed-in-lieu of foreclosure upon any such Property without first obtaining a preliminary environmental investigation for the Property satisfactory to the NIMS Insurer.

In the event that the Trust Fund acquires any REO Property in connection with a default or imminent default on a Mortgage Loan, the Servicer shall dispose of such REO Property not later than the end of the third taxable year after the year of its acquisition by the Trust Fund unless the Servicer has applied for and received a grant of extension from the Internal Revenue Service (and provided a copy of the same to the NIMS Insurer, the Trustee and the Master Servicer) to the effect that, under the REMIC Provisions and any relevant proposed legislation and under applicable state law, the applicable Trust REMIC may hold REO Property for a longer period without adversely affecting the REMIC status of such REMIC or causing the imposition of a federal or state tax upon such REMIC.  If the Servicer has received such an extension (and provided a copy of the same to the NIMS Insurer, the Trustee and the Master Servicer), then the Servicer shall continue to attempt to sell the REO Property for its fair market value for such period longer than three years as such extension permits (the “Extended Period”).  If the Servicer has not received such an extension and the Servicer is unable to sell the REO Property within the period ending three months before the end of such third taxable year after its acquisition by the Trust Fund or if the Servicer has received such an extension, and the Servicer is unable to sell the REO Property within the period ending three months before the close of the Extended Period, the Servicer shall, before the end of the three-year period or the Extended Period, as applicable, (i) purchase such REO Property at a price equal to the REO Property’s fair market value, as acceptable to the NIMS Insurer or (ii) auction the REO Property to the highest bidder (which may be the Servicer) in an auction reasonably designed to produce a fair price prior to the expiration of the three-year period or the Extended Period, as the case may be.  The Trustee shall sign any document or take any other action reasonably requested by the Servicer which would enable the Servicer, on behalf of the Trust Fund, to request such grant of extension.

Notwithstanding any other provisions of this Agreement, no REO Property acquired by the Trust Fund shall be rented (or allowed to continue to be rented) or otherwise used by or on behalf of the Trust Fund in such a manner or pursuant to any terms that would:  (i) cause such REO Property to fail to qualify as “foreclosure property” within the meaning of Section 860G(a)(8) of the Code; or (ii) subject any Trust REMIC to the imposition of any federal income taxes on the income earned from such REO Property, including any taxes imposed by reason of Sections 860F or 860G(c) of the Code, unless the Servicer has agreed to indemnify and hold harmless the Trust Fund and the NIMS Insurer with respect to the imposition of any such taxes.

The Servicer shall also maintain on each REO Property fire and hazard insurance with extended coverage in amount which is at least equal to the maximum insurable value of the improvements which are a part of such property and, to the extent required and available under the Flood Disaster Protection Act of 1973, as amended, flood insurance in the amount required above.

The proceeds of sale of the REO Property shall be promptly deposited in the Custodial Account.  As soon as practical thereafter the expenses of such sale shall be paid and the Servicer shall reimburse itself for any related unreimbursed Servicing Advances, unpaid Servicing Fees and unreimbursed advances made pursuant to this Section or Section 4.03.

The Servicer shall make advances of all funds necessary for the proper operation, management and maintenance of the REO Property, including the cost of maintaining any hazard insurance pursuant to Section 3.10, such advances to be reimbursed from the disposition or liquidation proceeds of the REO Property.  The Servicer shall make monthly distributions on each Remittance Date to the Master Servicer of the net cash flow from the REO Property (which shall equal the revenues from such REO Property net of the expenses described in this Section 3.16 and of any reserves reasonably required from time to time to be maintained to satisfy anticipated liabilities for such expenses).

Section 3.18.

Real Estate Owned Reports.

Together with the statement furnished pursuant to Section 4.02, the Servicer shall furnish to the Master Servicer on or before the 10th calendar day in each month a statement with respect to any REO Property covering the operation of such REO Property for the previous month and the Servicer’s efforts in connection with the sale of such REO Property and any rental of such REO Property incidental to the sale thereof for the previous month.  That statement shall be accompanied by such other information as the Master Servicer shall reasonably request.  Upon request by the NIMS Insurer, the Master Servicer shall furnish such statement to the NIMS Insurer.

Section 3.19.

Liquidation Reports.

Upon the foreclosure sale of any Mortgaged Property or the acquisition thereof by the Trustee pursuant to a deed in lieu of foreclosure, the Servicer shall submit to the Trustee and the Master Servicer a monthly liquidation report with respect to such Mortgaged Property.

Section 3.20.

Reports of Foreclosures and Abandonments of Mortgaged Property.

Following the foreclosure sale or abandonment of any Mortgaged Property, the Servicer shall report such foreclosure or abandonment as required pursuant to Section 6050J of the Code.

Section 3.21.

Prepayment Charges.

The Servicer or any designee of the Servicer shall not waive any Prepayment Charge with respect to any Mortgage Loan which contains a Prepayment Charge which prepays during the term of the charge. If the Servicer or its designee fails to collect the Prepayment Charge upon any prepayment of any Mortgage Loan which contains a Prepayment Charge, the Servicer shall pay the Trust Fund at such time (by deposit to the Custodial Account) an amount equal to amount of the Prepayment Charge which was not collected.  Notwithstanding the above, the Servicer or its designee may waive a Prepayment Charge without paying the Trust Fund the amount of the Prepayment Charge if (i) the Mortgage Loan is in default (defined as 61 days or more delinquent) and such waiver would maximize recovery of total proceeds taking into account the value of such Prepayment Charge and the related Mortgage Loan or (ii) if the prepayment is not a result of a refinancing by the Servicer or any of its affiliates and (a) the Mortgage Loan is foreseen to be in default and such waiver would maximize recovery of total proceeds taking into account the value of such Prepayment Charge and the related Mortgage Loan or (b) the collection of the Prepayment Charge would be in violation of applicable federal, state or local laws or would be deemed “predatory” thereunder.

Section 3.22.

Compliance with Safeguarding Customer Information Requirements.

The Servicer has implemented and will maintain security measures designed to meet the objectives of the Interagency Guidelines Establishing Standards for Safeguarding Customer Information published in final form on February 1, 2001, 66 Fed. Reg. 8616, and the rules promulgated thereunder, as amended from time to time (the “Guidelines”).

ARTICLE IV.

PAYMENTS TO OWNER

Section 4.01.

Remittances.

On each Remittance Date, no later than 1:00 p.m. New York City time, the Servicer shall remit on a scheduled/scheduled basis by wire transfer of immediately available funds to the Master Servicer (a) all amounts deposited in the Custodial Account as of the close of business on the last day of the related Collection Period (net of charges against or withdrawals from the Custodial Account pursuant to Section 3.04), plus (b) all Monthly Advances, if any, which the Servicer is obligated to make pursuant to Section 4.03, minus (c) any amounts attributable to Principal Prepayments, Liquidation Proceeds, Insurance Proceeds, Condemnation Proceeds or REO Disposition Proceeds received after the applicable Principal Prepayment Period, which amounts shall be remitted on the following Remittance Date, together with any additional interest required to be deposited in the Custodial Account in connection with such Principal Prepayment in accordance with Section 3.03(vii), and minus (d) any amounts attributable to Monthly Payments collected but due on a Due Date or Due Dates subsequent to the first day of the month in which such Remittance Date occurs, which amounts shall be remitted on the Remittance Date next succeeding the Due Date related to such Monthly Payment.

With respect to any remittance received by the Master Servicer after the Remittance Date on which such remittance was due, the Servicer shall pay to the Master Servicer interest on any such late remittance at an annual rate equal to the Prime Rate, adjusted as of the date of each change, plus three percentage points, but in no event greater than the maximum amount permitted by applicable law.  Such interest shall be deposited in the Custodial Account by the Servicer on the date such late remittance is made and shall cover the period commencing with the day following such Remittance Date and ending with the Business Day on which such remittance is made, both inclusive.  Such interest shall be remitted along with the distribution payable on the next succeeding Remittance Date.  The payment by the Servicer of any such interest shall not be deemed an extension of time for payment or a waiver of any Event of Default by the Servicer.

All remittances required to be made to the Master Servicer shall be made to the following wire account or to such other account as may be specified by the Master Servicer from time to time:

Wells Fargo Bank, NA

San Francisco, CA

ABA#:  121-000-248

Account Name:  Corporate Trust Clearing

Account Number:  3970771416

For further credit to:  18127000, Fieldstone 2003-1

Section 4.02.

Statements to Seller.

Not later than the tenth (10th) calendar day of each month (or if such tenth calendar day is not a Business Day, the immediately preceding Business Day), the Servicer shall furnish to the Master Servicer (i) a monthly remittance advice in the format set forth in Exhibit D-1 hereto and a monthly defaulted loan report in the format set forth in Exhibit D-2 hereto (or in such other format mutually agreed to between the Servicer and the Master Servicer) relating to the period ending on the last day of the preceding calendar month and (ii) all such information required pursuant to clause (i) above on a magnetic tape or other similar media reasonably acceptable to the Master Servicer.

Such monthly remittance advice shall also be accompanied by a supplemental report provided to the Master Servicer, the NIMS Insurer and the Seller which includes on an aggregate basis for the previous calendar month (i) the amount of claims filed, (ii) the amount of any claim payments made and (iii) the amount of claims denied or curtailed.  The Master Servicer will convert such data into a format acceptable to the Trust Administrator and provide monthly reports to the Trust Administrator pursuant to the Trust Agreement.

For each Mortgage Loan, the Servicer shall furnish, in accordance with the Fair Credit Reporting Act and its implementing regulations, information (e.g., favorable and unfavorable) on its borrower credit files to each of the three national credit reporting agencies on a monthly basis.

In addition, not more than 75 days after the end of each calendar year, commencing December 31, 2003, the Servicer shall provide (as such information becomes reasonably available to the Servicer) to the Master Servicer and, upon request by the NIMS Insurer, the Master Servicer shall furnish to the NIMS Insurer, such information concerning the Mortgage Loans and annual remittances to the Master Servicer therefrom as is necessary for the Trust Administrator to prepare the Trust Fund’s federal income tax return and for any investor in the Certificates to prepare any required tax return.  Such obligation of the Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Servicer to the Master Servicer, the Trust Administrator and the NIMS Insurer pursuant to any requirements of the Code as from time to time are in force.  The Servicer shall also provide to the Trust Administrator such information as may be requested by it and required for the completion of any tax reporting responsibility of the Trust Administrator within such reasonable time frame as shall enable the Trust Administrator to timely file each Schedule Q (or other applicable tax report or return) required to be filed by it.

Section 4.03.

Monthly Advances by Servicer.

On the Business Day immediately preceding each Remittance Date, the Servicer shall deposit in the Custodial Account from its own funds or from amounts held for future distribution, or a combination of both, an amount equal to all Monthly Payments (with interest adjusted to the Mortgage Loan Remittance Rate) which were due on the Mortgage Loans during the applicable Collection Period and which were delinquent at the close of business on the immediately preceding Determination Date.  Any amounts held for future distribution and so used shall be replaced by the Servicer by deposit in the Custodial Account on or before any future Remittance Date if funds in the Custodial Account on such Remittance Date shall be less than remittances to the Master Servicer required to be made on such Remittance Date.  The Servicer shall keep appropriate records of such amounts and will provide such records to the Master Servicer and the NIMS Insurer upon request.

The Servicer’s obligation to make such Monthly Advances as to any Mortgage Loan will continue through the last Monthly Payment due prior to the payment in full of the Mortgage Loan, or through the last Remittance Date prior to the Remittance Date for the distribution of all Liquidation Proceeds and other payments or recoveries (including Insurance Proceeds and Condemnation Proceeds) with respect to the related Mortgage Loan.

Notwithstanding the foregoing, if the Subservicer fails to make any monthly Advance required to be made by this Section 4.03 with respect to any Remittance Date, then the Servicer (acting in accordance with the first paragraph of Section 3.01) shall be obligated to make such Monthly Advance, subject to its determination of the recoverability of such Monthly Advance.

Section 4.04.

Due Dates Other Than the First of the Month.

Mortgage Loans having Due Dates other than the first day of a month shall be accounted for as described in this Section 4.04. Any payment due on a day other than the first day of each month shall be considered due on the first day of the month following the month in which that payment is due as if such payment were due on the first day of that month. For example, a payment due on August 15 shall be considered to be due on September 1.  Any payment due and collected on a Mortgage Loan after the Cut-off Date shall be deposited in the Custodial Account. For Mortgage Loans with Due Dates on the first day of a month, deposits to the Custodial Account begin with the payment due on the first of the month following the Cut-off Date.

Section 4.05.

Credit Reporting.

For each Mortgage Loan, in accordance with its current servicing practices, the Servicer will accurately and fully report its underlying borrower credit files to each of the following credit repositories or their successors:  Equifax Credit Information Services, Inc., Trans Union, LLC and Experian Information Solution, Inc., on a monthly basis in a timely manner.  In addition, with respect to any Mortgage Loan serviced for a Fannie Mae pool, the Servicer shall transmit full credit reporting data to each of such credit repositories in accordance with Fannie Mae Guide Announcement 95-19 (November 11, 1995), a copy of which is attached hereto as Exhibit G, reporting each of the following statuses, each month with respect to a Mortgage Loan in a Fannie Mae pool: New origination, current, delinquent (30-60-90-days, etc), foreclosed or charged off.

ARTICLE V.

GENERAL SERVICING PROCEDURES

Section 5.01.

Transfers of Mortgaged Property.

The Servicer shall use its best efforts to enforce any “due-on-sale” provision contained in any Mortgage or Mortgage Note and to deny assumption by the person to whom the Mortgaged Property has been or is about to be sold whether by absolute conveyance or by contract of sale, and whether or not the Mortgagor remains liable on the Mortgage and the Mortgage Note.  When the Mortgaged Property has been conveyed by the Mortgagor, the Servicer shall, to the extent it has knowledge of such conveyance, exercise its rights to accelerate the maturity of such Mortgage Loan under the “due-on-sale” clause applicable thereto; provided, however, that the Servicer shall not exercise such rights if prohibited by law from doing so.

If the Servicer reasonably believes it is unable under applicable law to enforce such “due-on-sale” clause, the Servicer shall enter into (i) an assumption and modification agreement with the person to whom such property has been conveyed, pursuant to which such person becomes liable under the Mortgage Note and the original Mortgagor remains liable thereon or (ii) in the event the Servicer is unable under applicable law to require that the original Mortgagor remain liable under the Mortgage Note and the Servicer has the prior consent of the primary mortgage guaranty insurer, a substitution of liability agreement with the seller of the Mortgaged Property pursuant to which the original Mortgagor is released from liability and the buyer of the Mortgaged Property is substituted as Mortgagor and becomes liable under the Mortgage Note.  In connection with any such assumption, neither the Mortgage Interest Rate borne by the related Mortgage Note, the timing of principal or interest payments on the Mortgage Loan, the term of the Mortgage Loan, the outstanding principal amount of the Mortgage Loan nor any other term that would result in a significant modification under the REMIC Provisions shall be changed.  In addition, in connection with any assumption and modification, a Mortgage or Mortgage Note shall not be changed in a manner that would result in an Adverse REMIC Event.

To the extent that any Mortgage Loan is assumable, the Servicer shall inquire diligently into the creditworthiness of the proposed transferee, and shall use the underwriting criteria for approving the credit of the proposed transferee which are used by the Servicer, its affiliates or Fannie Mae with respect to underwriting mortgage loans of the same type as the Mortgage Loans.  If the credit of the proposed transferee does not meet such underwriting criteria, the Servicer diligently shall, to the extent permitted by the Mortgage or the Mortgage Note and by applicable law, accelerate the maturity of the Mortgage Loan.

Section 5.02.

Satisfaction of Mortgages and Release of Mortgage Files.

Upon the payment in full of any Mortgage Loan, or the receipt by the Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Servicer shall notify the Master Servicer in the Monthly Remittance Advice as provided in Section 4.02, and may request the release of any Mortgage Loan Documents from the Seller in accordance with this Section 5.02 hereof.

If the Servicer satisfies or releases a Mortgage without first having obtained payment in full of the indebtedness secured by the Mortgage or should the Servicer otherwise prejudice any rights the Seller, the Trustee or the Trust Fund may have under the mortgage instruments, the Servicer shall deposit into the Custodial Account the entire outstanding principal balance, plus all accrued interest on such Mortgage Loan, on the day preceding the Remittance Date in the month following the date of such release.  The Servicer shall maintain the Fidelity Bond and Errors and Omissions Insurance Policy as provided for in Section 3.13 insuring the Servicer against any loss it may sustain with respect to any Mortgage Loan not satisfied in accordance with the procedures set forth herein.

Section 5.03.

Servicing Compensation.

As consideration for servicing the Mortgage Loans subject to this Agreement, the Servicer and the Subservicer shall be paid in the aggregate the relevant Servicing Fee for each Mortgage Loan remaining subject to this Agreement during any month or part thereof. Such Servicing Fee shall be payable monthly and retained by the Servicer or the Subservicer, as applicable. Additional servicing compensation in the form of Ancillary Income shall be retained by the Subservicer only and is not required to be deposited in the Custodial Account.  The obligation of the Seller to pay the Servicing Fee is limited to, and the Servicing Fee is payable from, the interest portion (including recoveries with respect to interest from Liquidation Proceeds) of such Monthly Payment collected by the Servicer, or as otherwise provided in Section 3.04.

Each of the Servicer and the Subservicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder and shall not be entitled to reimbursement thereof except as specifically provided for herein.

The Servicing Fee payable to or retained by the Servicer or the Subservicer, as applicable, with respect to any Collection Period shall be reduced by the Prepayment Interest Shortfall Amount required to be deposited in the Custodial Account and remitted to the Master Servicer on the related Remittance Date.  The Servicer and the Subservicer shall be obligated to remit to the Master Servicer on each Remittance Date the Prepayment Interest Shortfall Amount, if any, only up to an amount equal to in the aggregate the Servicing Fee the Servicer and the Subservicer are entitled to receive for such Distribution Date.

Section 5.04.

Annual Audit Report.

As soon as practicable in each year beginning with 2004, but in no event later than March 15 of each calendar year, the Subservicer shall, at its own expense, cause a firm of independent public accountants (who may also render other services to the Subservicer), which is a member of the American Institute of Certified Public Accountants, to furnish to the Seller, the NIMS Insurer, the Master Servicer and the Sarbanes Certifying Party (i) year-end audited (if available) financial statements of the Subservicer and (ii) a statement to the effect that such firm has examined certain documents and records for the preceding fiscal year (or during the period from the date of commencement of such Subservicer’s duties hereunder until the end of such preceding fiscal year in the case of the first such certificate) and that, on the basis of such examination conducted substantially in compliance with the Uniform Single Attestation Program for Mortgage Bankers, such firm is of the opinion that the Subservicer’s overall servicing operations have been conducted in compliance with the Uniform Single Attestation Program for Mortgage Bankers except for such exceptions that, in the opinion of such firm, the Uniform Single Attestation Program for Mortgage Bankers requires it to report, in which case such exceptions shall be set forth in such statement.

Section 5.05.

Annual Compliance Certifications.

(a)

No later than March 15 of each calendar year, commencing with the year 2004, the Subservicer shall, at its own expense, deliver to the Seller, the NIMS Insurer, the Master Servicer and the Sarbanes Certifying Party a servicer’s certificate stating, as to each signer thereof, that (i) a review of the activities of the Subservicer during such preceding fiscal year and of performance under this Agreement has been made under such officers’ supervision, and (ii) to the best of such officers’ knowledge, based on such review, the Subservicer has fulfilled all its obligations under this Agreement for such year, or, if there has been a default in the fulfillment of all such obligations, specifying each such default known to such officers and the nature and status thereof including the steps being taken by the Subservicer to remedy such default.

(b)

For so long as a certificate under the Sarbanes-Oxley Act of 2002, as amended (“Sarbanes-Oxley”), is required to be given on behalf of the Trust Fund, no later than March 15 of each calendar year, commencing with the year 2004, or at any other time that the Sarbanes Certifying Party provides a certification pursuant to Sarbanes-Oxley and upon thirty (30) days written request of such parties, an officer of the Subservicer shall execute and deliver an Officer’s Certificate to the Sarbanes Certifying Party for the benefit of the Trust Fund and the Sarbanes Certifying Party and its officers, directors and affiliates, in the form of Exhibit F hereto.

(c)

The Subservicer shall indemnify and hold harmless the Master Servicer and its officers, directors, agents and affiliates from and against any losses, damages, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments and other costs and expenses arising out of or based upon a breach by the Subservicer or any of its officers, directors, agents or affiliates of its obligations under this Section 5.05 for the negligence, bad faith or willful misconduct of the Subservicer in connection therewith.  If the indemnification provided for herein is unavailable or insufficient to hold harmless the Master Servicer, then the Subservicer agrees that it shall contribute to the amount paid or payable by the Master Servicer as a result of the losses, claims, damages or liabilities of the Master Servicer in such proportion as is appropriate to reflect the relative fault of the Master Servicer on the one hand and the Subservicer on the other in connection with a breach of the Subservicer’s obligations under this Section 5.05 or the Subservicer’s negligence, bad faith or willful misconduct in connection therewith.

(d)

In addition, FMC shall provide the certifications and reports specified in this Section 5.05 and Section 5.04 to the Persons specified therein within the time period specified therein with respect to the period from the Closing Date to and including the date on which the servicing of the Mortgage Loans is transferred to the Subservicer.  FMC hereby agrees to indemnify the Master Servicer and the other Persons specified in Section 5.05(c) to the same extent as though such provisions referred to the Servicer rather than the Subservicer.

Section 5.06.

Inspection.

The Servicer shall provide the Trustee, the Master Servicer and the NIMS Insurer, upon five (5) Business Days’ advance notice, during normal business hours, access to all records maintained by the Servicer in respect of its rights and obligations hereunder and access to officers of the Servicer responsible for such obligations.  Upon request, the Servicer shall furnish to the Trustee, the Master Servicer and the NIMS Insurer its most recent publicly available financial statements and such other information relating to its capacity to perform its obligations under this Agreement.

ARTICLE VI.

REPRESENTATIONS, WARRANTIES AND AGREEMENTS

Section 6.01.

Representations, Warranties and Agreements of the Servicer.

The Servicer, as a condition to the consummation of the transactions contemplated hereby, hereby makes the following representations and warranties to the Servicer, the Master Servicer, the Subservicer, the Depositor and the Trustee, as of the Closing Date:

(a)

Due Organization and Authority.  The Servicer is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation and has all licenses necessary to carry on its business as now being conducted and is licensed, qualified and in good standing in each state where a Mortgaged Property is located if the laws of such state require licensing or qualification in order to conduct business of the type conducted by the Servicer, and in any event the Servicer is in compliance with the laws of any such state to the extent necessary to ensure the enforceability of the terms of this Agreement; the Servicer has the full corporate power and authority to execute and deliver this Agreement and to perform in accordance herewith; the execution, delivery and performance of this Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) by the Servicer and the consummation of the transactions contemplated hereby have been duly and validly authorized; this Agreement evidences the valid, binding and enforceable obligation of the Servicer (except to the extent bankruptcy, insolvency, reorganization, fraudulent conveyance or similar laws affect the enforcement of creditor’s rights generally) and all requisite corporate action has been taken by the Servicer to make this Agreement valid and binding upon the Servicer in accordance with its terms;

(b)

Ordinary Course of Business.  The consummation of the transactions contemplated by this Agreement are in the ordinary course of business of the Servicer;

(c)

No Conflicts.  Neither the execution and delivery of this Agreement, the acquisition of the servicing responsibilities by the Servicer or the transactions contemplated hereby, nor the fulfillment of or compliance with the terms and conditions of this Agreement, will (i) conflict with or result in a breach of any of the terms, conditions or provisions of the Servicer’s charter or by-laws or any legal restriction or any agreement or instrument to which the Servicer is now a party or by which it is bound, (ii) constitute a default under any of the foregoing, (iii) result in an acceleration under any of the foregoing, (iv) result in the violation of any law, rule, regulation, order, judgment or decree to which the Servicer or its property is subject or (v) impair the ability of the Servicer to service the Mortgage Loans, or impair the value of the Mortgage Loans;

(d)

Ability to Perform.  The Servicer does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement;

(e)

No Litigation Pending.  There is no action, suit, proceeding or investigation pending or, to the Servicer’s knowledge, threatened against the Servicer which, either in any one instance or in the aggregate, may result in any material adverse change in the business, operations, financial condition, properties or assets of the Servicer, or in any material impairment of the right or ability of the Servicer to carry on its business substantially as now conducted, or in any material liability on the part of the Servicer, or which would draw into question the validity of this Agreement or of any action taken or to be taken in connection with the obligations of the Servicer contemplated herein, or which would be likely to impair materially the ability of the Servicer to perform under the terms of this Agreement;

(f)

No Consent Required.  No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Servicer of or compliance by the Servicer with this Agreement, or if required, such approval has been obtained prior to the Closing Date;

(g)

No Default.  The Servicer is not in default, and no event or condition exists that after the giving of notice or lapse of time or both, would constitute an event of default under any material mortgage, indenture, contract, agreement, judgment, or other undertaking, to which the Servicer is a party or which purports to be binding upon it or upon any of its assets, which default could impair materially the ability of the Servicer to perform under the terms of this Agreement;

(h)

Ability to Service.  The Servicer is an approved seller/servicer of conventional residential mortgage loans for Fannie Mae and Freddie Mac, with the facilities, procedures, and experienced personnel necessary for the sound servicing of mortgage loans of the same type as the Mortgage Loans.  The Servicer is in good standing to service mortgage loans for either Fannie Mae or Freddie Mac, and no event has occurred, including but not limited to a change in insurance coverage, which would make the Servicer unable to comply with either Fannie Mae or Freddie Mac eligibility requirements or which would require notification to either of Fannie Mae or Freddie Mac;

(i)

No Untrue Information.  Neither this Agreement nor any statement, report or other document furnished or to be furnished pursuant to this Agreement or in connection with the transactions contemplated hereby contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained therein not misleading; and

(j)

No Commissions to Third Parties.  The Servicer has not dealt with any broker or agent or anyone else who might be entitled to a fee or commission in connection with this transaction other than the Seller.

Section 6.02.

Representations, Warranties and Agreements of the Subservicer.

The Subservicer, as a condition to the consummation of the transactions contemplated hereby, hereby makes the following representations and warranties to the Servicer, the Master Servicer, the Depositor and the Trustee, as of the Closing Date:

(a)

Due Organization and Authority.  The Subservicer is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation and has all licenses necessary to carry on its business as now being conducted and is licensed, qualified and in good standing in each state where a Mortgaged Property is located if the laws of such state require licensing or qualification in order to conduct business of the type conducted by the Subservicer, and in any event the Subservicer is in compliance with the laws of any such state to the extent necessary to ensure the enforceability of the terms of this Agreement; the Subservicer has the full corporate power and authority to execute and deliver this Agreement and to perform in accordance herewith; the execution, delivery and performance of this Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) by the Subservicer and the consummation of the transactions contemplated hereby have been duly and validly authorized; this Agreement evidences the valid, binding and enforceable obligation of the Subservicer (except to the extent bankruptcy, insolvency, reorganization, fraudulent conveyance or similar laws affect the enforcement of creditor’s rights generally) and all requisite corporate action has been taken by the Subservicer to make this Agreement valid and binding upon the Subservicer in accordance with its terms;

(b)

Ordinary Course of Business.  The consummation of the transactions contemplated by this Agreement are in the ordinary course of business of the Subservicer;

(c)

No Conflicts.  Neither the execution and delivery of this Agreement, the acquisition of the servicing responsibilities by the Subservicer or the transactions contemplated hereby, nor the fulfillment of or compliance with the terms and conditions of this Agreement, will (i) conflict with or result in a breach of any of the terms, conditions or provisions of the Subservicer’s charter or by-laws or any legal restriction or any agreement or instrument to which the Subservicer is now a party or by which it is bound, (ii) constitute a default under any of the foregoing, (iii) result in an acceleration under any of the foregoing, (iv) result in the violation of any law, rule, regulation, order, judgment or decree to which the Subservicer or its property is subject or (v) impair the ability of the Subservicer to service the Mortgage Loans, or impair the value of the Mortgage Loans;

(d)

Ability to Perform.  The Subservicer does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement;

(e)

No Litigation Pending.  There is no action, suit, proceeding or investigation pending or, to the Subservicer’s knowledge, threatened against the Subservicer which, either in any one instance or in the aggregate, may result in any material adverse change in the business, operations, financial condition, properties or assets of the Subservicer, or in any material impairment of the right or ability of the Subservicer to carry on its business substantially as now conducted, or in any material liability on the part of the Subservicer, or which would draw into question the validity of this Agreement or of any action taken or to be taken in connection with the obligations of the Subservicer contemplated herein, or which would be likely to impair materially the ability of the Subservicer to perform under the terms of this Agreement;

(f)

No Consent Required.  No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Subservicer of or compliance by the Subservicer with this Agreement, or if required, such approval has been obtained prior to the Closing Date;

(g)

No Default.  The Subservicer is not in default, and no event or condition exists that after the giving of notice or lapse of time or both, would constitute an event of default under any material mortgage, indenture, contract, agreement, judgment, or other undertaking, to which the Subservicer is a party or which purports to be binding upon it or upon any of its assets, which default could impair materially the ability of the Subservicer to perform under the terms of this Agreement;

(h)

Ability to Service.  The Subservicer is an approved seller/Subservicer of conventional residential mortgage loans for Fannie Mae and Freddie Mac, with the facilities, procedures, and experienced personnel necessary for the sound servicing of mortgage loans of the same type as the Mortgage Loans.  The Subservicer is in good standing to service mortgage loans for either Fannie Mae or Freddie Mac, and no event has occurred, including but not limited to a change in insurance coverage, which would make the Subservicer unable to comply with either Fannie Mae or Freddie Mac eligibility requirements or which would require notification to either of Fannie Mae or Freddie Mac; and

(i)

No Commissions to Third Parties.  The Subservicer has not dealt with any broker or agent or anyone else who might be entitled to a fee or commission in connection with this transaction other than the Seller.

Section 6.03.

Remedies for Breach of Representations and Warranties of the Servicer and the Subservicer.

It is understood and agreed that the representations and warranties set forth in Sections 6.01 and 6.02 shall survive the engagement of each Representing Party to perform the servicing responsibilities as of the Closing Date hereunder and the delivery of the Servicing Files to the Servicer and the Subservicer, as applicable, and shall inure to the benefit of the Master Servicer, the NIMS Insurer and the Trustee.  Upon discovery by either the Servicer, the Subservicer, the Master Servicer, the NIMS Insurer or the Trustee of a breach of any of the foregoing representations and warranties which materially and adversely affects the ability of the such Representing Party to perform its duties and obligations under this Agreement or otherwise materially and adversely affects the value of the Mortgage Loans, the Mortgaged Property or the priority of the security interest on such Mortgaged Property or the interests of the Master Servicer, the NIMS Insurer or the Trustee, the party discovering such breach shall give prompt written notice to the other parties.

Within 60 days of the earlier of either discovery by or notice to a Representing Party of any breach of a representation or warranty set forth in Section 6.01 or Section 6.02, as applicable, which materially and adversely affects the ability of such Representing Party to perform its duties and obligations under this Agreement or otherwise materially and adversely affects the value of the Mortgage Loans, the Mortgaged Property or the priority of the security interest on such Mortgaged Property, such Representing Party shall use its best efforts promptly to cure such breach in all material respects and, if such breach cannot be cured, such Representing Party shall, at the Trustee’s or the Master Servicer’s option, assign its rights and obligations under this Agreement (or respecting the affected Mortgage Loans) to a successor servicer.  Such assignment shall be made in accordance with Sections 8.01 and 8.02.

In addition, such Representing Party shall indemnify the Master Servicer, the Servicer, the Subservicer, the Trustee and the NIMS Insurer and hold each of them harmless against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and other costs and expenses resulting from any claim, demand, defense or assertion based on or grounded upon, or resulting from, a breach of such Representing Party’s representations and warranties contained in Section 6.01.

Any cause of action against a Representing Party relating to or arising out of the breach of any representations and warranties made in Section 6.01 or Section 6.02, as applicable,  shall accrue upon (i) discovery of such breach by such Representing Party or notice thereof by the Master Servicer, the Depositor or the Trustee to such Representing Party, (ii) failure by the Representing Party to cure such breach within the applicable cure period, and (iii) demand upon the Representing Party by the Master Servicer, the NIMS Insurer or the Trustee for compliance with this Agreement.

Section 6.04.

Additional Indemnification by the Servicer.

The Servicer shall indemnify the Master Servicer, the Depositor, the Trustee, the Trust Fund and the NIMS Insurer and hold them harmless against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and any other costs, fees and expenses (collectively, the “Liabilities”) that the indemnified party may sustain in any way related to the failure of the Servicer to perform its duties and service the Mortgage Loans in accordance with the terms of this Agreement. The Servicer shall immediately notify the Master Servicer, the Depositor, the Trustee or the NIMS Insurer if a claim is made by a third party with respect to this Agreement or the Mortgage Loans that may result in such Liabilities, and the Servicer shall assume (with the prior written consent of the indemnified party) the defense of any such claim and pay all expenses in connection therewith, including counsel fees, promptly pay, discharge and satisfy any judgment or decree which may be entered against it or any indemnified party in respect of such claim and follow any written instructions received from the such indemnified party in connection with such claim.  The Servicer shall be reimbursed promptly from the Trust Fund for all amounts advanced by it pursuant to the preceding sentence except when the claim is in any way related to the Servicer’s indemnification pursuant to Section 6.03, or the failure of the Servicer to service and administer the Mortgage Loans in accordance with the terms of this Agreement.

Section 6.05.

Additional Indemnification by the Subservicer.

The Subservicer shall indemnify the Master Servicer, the Servicer, the Depositor, the Trustee, the Trust Fund and the NIMS Insurer and hold them harmless against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and any other costs, fees and expenses (collectively, the “Liabilities”) that the indemnified party may sustain in any way related to the failure of the Subservicer to perform its duties and service the Mortgage Loans in accordance with the terms of this Agreement. The Subservicer shall immediately notify the Master Servicer, the Servicer, the Depositor, the Trustee or the NIMS Insurer if a claim is made by a third party with respect to this Agreement or the Mortgage Loans that may result in such Liabilities, and the Subservicer shall assume (with the prior written consent of the indemnified party) the defense of any such claim and pay all expenses in connection therewith, including counsel fees, promptly pay, discharge and satisfy any judgment or decree which may be entered against it or any indemnified party in respect of such claim and follow any written instructions received from the such indemnified party in connection with such claim.  The Subservicer shall be reimbursed promptly from the Trust Fund for all amounts advanced by it pursuant to the preceding sentence except when the claim is in any way related to the Subservicer’s indemnification pursuant to Section 6.03, or the failure of the Subservicer to service and administer the Mortgage Loans in accordance with the terms of this Agreement.

Section 6.06.

Indemnification with Respect to Certain Taxes and Loss of REMIC Status.

If an Adverse REMIC Event occurs due to the negligent performance by the Servicer or the Subservicer of its duties and obligations set forth herein, the Servicer or the Subservicer, as applicable, shall indemnify the Holder of the related Residual Certificate, the Master Servicer, the Trustee, the Trust Administrator, the Trust Fund, the NIMS Insurer and the Servicer (in the case of indemnification by the Subservicer) against any and all losses, claims, damages, liabilities or expenses (“Losses”) resulting from such negligence; provided, however, that the Servicer or Subservicer, as applicable, shall not be liable for any such Losses attributable to the action or inaction of the Trustee, the Master Servicer, the Depositor or the Holder of such Residual Certificate, as applicable, nor for any such Losses resulting from misinformation provided by the Holder of such Residual Certificate on which the Servicer has relied.  The foregoing shall not be deemed to limit or restrict the rights and remedies of the Holder of such Residual Certificate, the Trustee, the Trust Fund, the NIMS Insurer and the Servicer (in the case of indemnification by the Subservicer) now or hereafter existing at law or in equity or otherwise.  Notwithstanding the foregoing, however, in no event shall the Servicer or the Subservicer, as applicable, have any liability (1) for any action or omission that is taken in accordance with and in compliance with the express terms of, or which is expressly permitted by the terms of, this Agreement, (2) for any Losses other than arising out of a negligent performance by the Servicer or the Subservicer, as applicable, of its duties and obligations set forth herein, and (3) for any special or consequential damages to Certificateholders (in addition to payment of principal and interest on the Certificates).

Section 6.07.

[Reserved.]

ARTICLE VII.

THE SERVICER AND THE SUBSERVICER

Section 7.01.

Merger or Consolidation of the Servicer.

The Servicer shall keep in full effect its existence, rights and franchises as a corporation, and shall obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement or any of the Mortgage Loans and to perform its duties under this Agreement.

Any Person into which the Servicer may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Servicer shall be a party, or any Person succeeding to the business of the Servicer, shall be the successor of the Servicer hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding, provided, however, that the successor or surviving Person shall be an institution (i) having a net worth of not less than $25,000,000, and (ii) which is a Fannie Mae- and Freddie Mac-approved servicer in good standing.

Section 7.02.

Limitation on Liability of the Servicer and Others.

Neither the Servicer nor any of the directors, officers, employees or agents of the Servicer shall be under any liability to the Master Servicer, the NIMS Insurer, the Depositor or the Trustee for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Servicer or any such person against any breach of warranties or representations made herein, or failure to perform its obligations in strict compliance with any standard of care set forth in this Agreement, or any liability which would otherwise be imposed by reason of any breach of the terms and conditions of this Agreement. The Servicer and any director, officer, employee or agent of the Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder.  The Servicer shall not be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its duties to service the Mortgage Loans in accordance with this Agreement and which in its opinion may involve it in any expense or liability, provided, however, that the Servicer may undertake any such action which it may deem necessary or desirable in respect of this Agreement and the rights and duties of the parties hereto.  In such event, the Servicer shall be entitled to reimbursement from the Trust Fund for the reasonable legal expenses and costs of such action.

Section 7.03.

Limitation on Resignation and Assignment by the Servicer.

This Agreement has been entered into with the Servicer in reliance upon the independent status of the Servicer, and the representations as to the adequacy of its servicing facilities, plant, personnel, records and procedures, its integrity, reputation and financial standing, and the continuance thereof.  Therefore, except as expressly provided in this Section 7.03 and Sections 3.01 and 7.01, the Servicer shall neither assign its rights under this Agreement or the servicing hereunder nor delegate its duties hereunder or any portion thereof, or sell or otherwise dispose of all or substantially all of its property or assets without, in each case, the prior written consent of the Seller, the Master Servicer, and the NIMS Insurer which consent, in the case of an assignment of rights or delegation of duties, shall be granted or withheld in the discretion of the Seller, the Master Servicer, and the NIMS Insurer; provided, that in each case, there must be delivered to the Seller, the Master Servicer, the Trustee, the Trust Administrator and the NIMS Insurer a letter from each Rating Agency to the effect that such transfer of servicing or sale or disposition of assets will not result in a qualification, withdrawal or downgrade of the then-current rating of any of the Certificates or the NIMS Securities to be issued in the NIMS Transaction.

The Servicer shall not resign from the obligations and duties hereby imposed on it except by mutual consent of the Servicer, the Master Servicer, and the NIMS Insurer or upon the determination that its duties hereunder are no longer permissible under applicable law and such incapacity cannot be cured by the Servicer.  Any such determination permitting the resignation of the Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Seller, the Master Servicer, the Trustee and the NIMS Insurer which Opinion of Counsel shall be in form and substance reasonably acceptable to each of them.  No such resignation shall become effective until a successor shall have assumed the Servicer’s responsibilities and obligations hereunder in the manner provided in Section 9.01.

Without in any way limiting the generality of this Section 7.03, in the event that the Servicer either shall assign this Agreement or the servicing responsibilities hereunder or delegate its duties hereunder or any portion thereof or sell or otherwise dispose of all or substantially all of its property or assets, except to the extent permitted by and in accordance with this Section 7.03 and Sections 3.01 and 7.01, without the prior written consent of the Seller, the Master Servicer, the Trustee and the NIMS Insurer, then such parties shall have the right to terminate this Agreement upon notice given as set forth in Section 8.01, without any payment of any penalty or damages and without any liability whatsoever to the Servicer or any third party.

Section 7.04.

Merger or Consolidation of the Subservicer.

The Subservicer shall keep in full effect its existence, rights and franchises as a corporation, and shall obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement or any of the Mortgage Loans and to perform its duties under this Agreement.

Any Person into which the Subservicer may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Subservicer shall be a party, or any Person succeeding to the business of the Subservicer, shall be the successor of the Subservicer hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding, provided, however, that the successor or surviving Person shall be an institution (i) having a net worth of not less than $25,000,000, and (ii) which is a Fannie Mae- and Freddie Mac-approved Subservicer in good standing.

Section 7.05.

Limitation on Liability of the Subservicer and Others.

Neither the Subservicer nor any of the directors, officers, employees or agents of the Subservicer shall be under any liability to the Master Servicer, the NIMS Insurer, the Depositor or the Trustee for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Subservicer or any such person against any breach of warranties or representations made herein, or failure to perform its obligations in strict compliance with any standard of care set forth in this Agreement, or any liability which would otherwise be imposed by reason of any breach of the terms and conditions of this Agreement. The Subservicer and any director, officer, employee or agent of the Subservicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder.  The Subservicer shall not be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its duties to service the Mortgage Loans in accordance with this Agreement and which in its opinion may involve it in any expense or liability, provided, however, that the Subservicer may undertake any such action which it may deem necessary or desirable in respect of this Agreement and the rights and duties of the parties hereto.  In such event, the Subservicer shall be entitled to reimbursement from the Trust Fund for the reasonable legal expenses and costs of such action.

Section 7.06.

Limitation on Resignation and Assignment by the Subservicer.

This Agreement has been entered into with the Subservicer in reliance upon the independent status of the Subservicer, and the representations as to the adequacy of its servicing facilities, plant, personnel, records and procedures, its integrity, reputation and financial standing, and the continuance thereof.  Therefore, except as expressly provided in this Section 7.06 and Sections 3.01 and 7.04, the Subservicer shall neither assign its rights under this Agreement or the servicing hereunder nor delegate its duties hereunder or any portion thereof, without the prior written consent of the Seller, the Master Servicer, and the NIMS Insurer which consent, in the case of an assignment of rights or delegation of duties, shall be granted or withheld in the discretion of the Seller, the Master Servicer, and the NIMS Insurer and which consent, in the case of a sale or disposition of all or substantially all of the property or assets of the Subservicer, shall not be unreasonably withheld by any of them; provided, that in each case, there must be delivered to the Seller, the Master Servicer, the Trustee, the Trust Administrator and the NIMS Insurer a letter from each Rating Agency to the effect that such transfer of servicing or sale or disposition of assets will not result in a qualification, withdrawal or downgrade of the then-current rating of any of the Certificates or the NIMS Securities to be issued in the NIMS Transaction.

The Subservicer shall not resign from the obligations and duties hereby imposed on it except by mutual consent of the Subservicer, the Master Servicer, and the NIMS Insurer or upon the determination that its duties hereunder are no longer permissible under applicable law and such incapacity cannot be cured by the Subservicer.  Any such determination permitting the resignation of the Subservicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Seller, the Master Servicer, the Trustee and the NIMS Insurer which Opinion of Counsel shall be in form and substance reasonably acceptable to each of them.  No such resignation shall become effective until a successor shall have assumed the Subservicer’s responsibilities and obligations hereunder in the manner provided in Section 8.01.

Without in any way limiting the generality of this Section 7.06, in the event that the Subservicer either shall assign this Agreement or the servicing responsibilities hereunder or delegate its duties hereunder or any portion thereof or sell or otherwise dispose of all or substantially all of its property or assets, except to the extent permitted by and in accordance with this Section 7.06 and Sections 3.01, 7.03, without the prior written consent of the Seller, the Master Servicer, the Trustee and the NIMS Insurer, then such parties shall have the right to terminate this Agreement upon notice given as set forth in Section 8.01, without any payment of any penalty or damages and without any liability whatsoever to the Subservicer or any third party.

ARTICLE VIII.

TERMINATION

Section 8.01.

Termination for Cause.

(a)

Any of the following occurrences shall constitute an event of default (each, an “Event of Default”) on the part of the Servicer or the Subservicer:

(i)

any failure by the Servicer or the Subservicer, as applicable, to remit to the Master Servicer any payment required to be made under the terms of this Agreement which continues unremedied for a period of two Business Days after the date upon which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer or the Subservicer, as applicable, by the Master Servicer, the NIMS Insurer or the Servicer; or

(ii)

failure by the Servicer or the Subservicer, as applicable, duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Servicer or the Subservicer, as applicable, set forth in this Agreement which continues unremedied for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer or the Subservicer, as applicable, by the Master Servicer, the NIMS Insurer or the Servicer; or

(iii)

failure by the Servicer or the Subservicer, as applicable, to maintain its license to do business or service residential mortgage loans in any jurisdiction where the Mortgaged Properties are located except where the failure to so maintain such license does not have a material adverse effect on the Servicer’s or the Subservicer’s, as applicable, ability to service the Mortgage Loans; or

(iv)

a decree or order of a court or agency or supervisory authority having jurisdiction for the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, including bankruptcy, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Servicer or the Subservicer, as applicable, and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

(v)

the Servicer or the Subservicer, as applicable, shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Servicer or the Subservicer, as applicable, or of or relating to all or substantially all of its property; or

(vi)

the Servicer or the Subservicer, as applicable, shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency, bankruptcy or reorganization statute, make an assignment for the benefit of its creditors, voluntarily suspend payment of its obligations or cease its normal business operations for three Business Days; or

(vii)

the Servicer or the Subservicer, as applicable, ceases to meet the qualifications of a Fannie Mae or Freddie Mac lender/servicer;

(viii)

the Servicer or the Subservicer, as applicable, attempts to assign the servicing of the Mortgage Loans or its right to servicing compensation hereunder or the Servicer or the Subservicer, as applicable, or assets or to assign this Agreement or the servicing responsibilities hereunder or to delegate its duties hereunder or any portion thereof in a manner not permitted under this Agreement;

(ix)

if (x) any of the Rating Agencies reduces or withdraws the rating of any of the Certificates due to a reason attributable to the Servicer or the Subservicer, as applicable, or (y) the Servicer’s or the Subservicer’s, as applicable, residential primary servicer rating for servicing of subprime loans issued by any of the Rating Agencies is reduced below its rating in effect on the Closing Date or withdrawn; provided that if the Servicer’s or the Subservicer’s, as applicable, rating by any Rating Agency is reduced by not more than two levels, the Servicer or the Subservicer, as applicable, shall have 180 days to cure such default by having the applicable Rating Agency restore Servicer’s or Subservicer’s, as applicable, rating to its level in effect on the Closing Date; or

(x)

the net worth of the Servicer or the Subservicer, as applicable, shall be less than $25,000,000; or

(xi)

failure by the Servicer or Subservicer, as applicable, to duly perform, within the required time period, its obligations under Sections 5.04 or 5.05 which failure continues unremedied for a period of 7 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Master Servicer or to the Subservicer by the Servicer, as applicable.

In each and every such case, so long as an Event of Default shall not have been remedied, in addition to whatsoever rights the Master Servicer, the Trustee, the NIMS Insurer or the Servicer (in the case of a Subservicer Event of Default) may have at law or equity to damages, including injunctive relief and specific performance, the Master Servicer, the Trustee, the NIMS Insurer or the Servicer (in the case of a Subservicer Event of Default), by notice in writing to the Servicer or the Subservicer, as applicable, may terminate all the rights and obligations of the Servicer or the Subservicer, as applicable, under this Agreement and in and to the servicing contract established hereby and the proceeds thereof.

Upon receipt by the Subservicer of such written notice of termination, all authority and power of the Subservicer under this Agreement, whether with respect to the Mortgage Loans or otherwise, shall pass to and be vested in the Servicer or a successor subservicer appointed by the Servicer with the consent of the Master Servicer, the Trustee and the NIMS Insurer, which consent shall not be unreasonably withheld, and the Servicer (or the successor subservicer) shall be subject to all of the responsibilities, duties and liabilities relating thereto, including the obligation to make Monthly Advances.  Upon receipt by the Servicer, of such written termination notice, all authority and power of the Servicer, under this Agreement, whether with respect to the Mortgage Loans or otherwise, shall pass to and be vested in a successor servicer appointed by the Trustee or the Master Servicer, as the case may be, with the consent of the other party and the NIMS Insurer.  Upon written request from the Master Servicer, the Servicer or the Subservicer, as applicable, shall prepare, execute and deliver to the successor servicer or subservicer any and all documents and other instruments, place in such successor’s possession all Servicing Files, and do or cause to be done all other acts or things necessary or appropriate to effect the purposes of such notice of termination, including but not limited to the transfer and endorsement or assignment of the Mortgage Loans and related documents, at the Servicer’s or the Subservicer’s, as applicable, sole expense.  The Servicer or the Subservicer, as applicable, shall cooperate with the Seller, the Master Servicer, the NIMS Insurer, the Trustee and such successor in effecting the termination of the Servicer’s or the Subservicer’s, as applicable, responsibilities and rights hereunder, including without limitation, the transfer to such successor for administration by it of all cash amounts which shall at the time be credited by the Servicer or the Subservicer, as applicable, to the Custodial Account or Escrow Account or thereafter received with respect to the Mortgage Loans.

By a written notice, the Trustee or the Master Servicer, with the consent of the other parties and the NIMS Insurer, may waive any default by the Servicer or the Subservicer, as applicable, in the performance of its obligations hereunder and its consequences.  Upon any waiver of a past default, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement.  No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived.

The Master Servicer shall promptly notify the Servicer at any time that the Master Servicer obtains actual knowledge of the occurrence of an Event of Default with respect to the Subservicer.

Section 8.02.

[Reserved.]

Section 8.03.

 [Reserved.]

Section 8.04.

[Reserved.]

ARTICLE IX.

MISCELLANEOUS PROVISIONS

Section 9.01.

Successor to the Servicer.

Simultaneously with the termination of the Servicer’s responsibilities and duties under this Agreement (a) pursuant to Sections 6.03, 6.04, 7.03, or 8.01, the Master Servicer shall (i) within 90 days of the Servicer’s notice of such termination, succeed to and assume all of the Servicer’s responsibilities, rights, duties and obligations under this Agreement, or (ii) appoint a successor having the characteristics set forth in clauses (i) and (ii) of Section 7.01 and which shall succeed to all rights and assume all of the responsibilities, duties and liabilities of the Servicer under this Agreement simultaneously with the termination of the Servicer’s responsibilities, duties and liabilities under this Agreement; or (b) pursuant to a termination under Section 8.02(iii) or Section 8.03, the Seller shall appoint a successor having the characteristics set forth in clauses (i) and (ii) of Section 7.01 and which shall succeed to all rights and assume all of the responsibilities, duties and liabilities of the Servicer under this Agreement simultaneously with the termination of the Servicer’s responsibilities, duties and liabilities under this Agreement.  Any successor to the Servicer shall be subject to the approval of the Master Servicer and the NIMS Insurer.  Any approval of a successor servicer by the Master Servicer and the NIMS Insurer and, to the extent required by the Trust Agreement, the Trustee, shall, if the successor servicer is not at that time a servicer of other Mortgage Loans for the Trust Fund, be conditioned upon the receipt by the Master Servicer, the NIMS Insurer, the Seller and the Trustee of a letter from each Rating Agency to the effect that such transfer of servicing will not result in a qualification, withdrawal or downgrade of the then-current rating of any of the Certificates or the NIM Securities to be issued in the NIMS Transaction.  In connection with such appointment and assumption, the Master Servicer or Seller, as applicable, may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree, provided, however, that no such compensation shall be in excess of that permitted the Servicer under this Agreement.  In the event that the Servicer’s duties, responsibilities and liabilities under this Agreement should be terminated pursuant to the aforementioned sections, the Servicer shall discharge such duties and responsibilities during the period from the date it acquires knowledge of such termination until the effective date thereof with the same degree of diligence and prudence which it is obligated to exercise under this Agreement, and shall take no action whatsoever that might impair or prejudice the rights or financial condition of its successor.  The resignation or removal of the Servicer pursuant to the aforementioned sections shall not become effective until a successor shall be appointed pursuant to this Section 9.01 and shall in no event relieve the Servicer of the representations and warranties made pursuant to Sections 6.01 and the remedies available to the Master Servicer, the Trustee, the NIMS Insurer and the Seller under Sections 6.02, 6.03 and 6.04, it being understood and agreed that the provisions of such Sections 6.01, 6.02, 6.03 and 6.04 shall be applicable to the Servicer notwithstanding any such resignation or termination of the Servicer, or the termination of this Agreement.  Neither the Master Servicer, in its capacity as successor servicer, nor any other successor servicer shall be responsible for the lack of information and/or documents that it cannot otherwise obtain through reasonable efforts.

Within a reasonable period of time, but in no event longer than 30 days of the appointment of a successor entity, the Servicer shall prepare, execute and deliver to the successor entity any and all documents and other instruments, place in such successor’s possession all Servicing Files, and do or cause to be done all other acts or things necessary or appropriate to effect the purposes of such notice of termination, including but not limited to the transfer of any Mortgage Notes and the related documents.  The Servicer shall cooperate with the Trustee, the Master Servicer or the Seller, as applicable, and such successor in effecting the termination of the Servicer’s responsibilities and rights hereunder and the transfer of servicing responsibilities to the successor Servicer, including without limitation, the transfer to such successor for administration by it of all cash amounts which shall at the time be credited by the Servicer to the Custodial Account or Escrow Account or thereafter received with respect to the Mortgage Loans.

Any successor appointed as provided herein shall execute, acknowledge and deliver to the Trustee, the Servicer, the Master Servicer, the NIMS Insurer and the Seller an instrument (i) accepting such appointment, wherein the successor shall make the representations and warranties set forth in Section 6.01 and provide for the same remedies set forth in Sections 6.02, 6.03 and 6.04 herein and (ii) an assumption of the due and punctual performance and observance of each covenant and condition to be performed and observed by the Servicer under this Agreement, whereupon such successor shall become fully vested with all the rights, powers, duties, responsibilities, obligations and liabilities of the Servicer, with like effect as if originally named as a party to this Agreement.  Any termination or resignation of the Servicer or termination of this Agreement pursuant to Sections 6.02, 7.03, 8.01, 8.02 or 8.03 shall not affect any claims that the Seller, the Master Servicer, the NIMS Insurer or the Trustee may have against the Servicer arising out of the Servicer’s actions or failure to act prior to any such termination or resignation.  In addition, in the event any successor servicer is appointed pursuant to Section 8.02(iii) of this Agreement, such successor servicer must satisfy the conditions relating to the transfer of servicing set forth in the Trust Agreement.

The Servicer shall deliver promptly to the successor servicer the funds in the Custodial Account and Escrow Account and all Mortgage Loan documents and related documents and statements held by it hereunder and the Servicer shall account for all funds and shall execute and deliver such instruments and do such other things as may reasonably be required to more fully and definitively vest in the successor all such rights, powers, duties, responsibilities, obligations and liabilities of the Servicer.

Upon a successor’s acceptance of appointment as such, it shall notify the Trustee, the Seller and Master Servicer, the NIMS Insurer and the Depositor of such appointment in accordance with the procedures set forth in Section 9.04.

Section 9.02.

Successor to the Subservicer.

Simultaneously with the termination of the Subservicer’s responsibilities and duties under this Agreement (a) pursuant to Sections 6.02, 6.04, 7.03, 8.01 or 8.02, the Servicer shall (i) within 90 days of the Subservicer’s notice of such termination, succeed to and assume all of the Subservicer’s responsibilities, rights, duties and obligations under this Agreement, or (ii) appoint a successor having the characteristics set forth in clauses (i) and (ii) of Section 7.01 and which shall succeed to all rights and assume all of the responsibilities, duties and liabilities of the Subservicer under this Agreement simultaneously with the termination of the Subservicer’s responsibilities, duties and liabilities under this Agreement; or (b) pursuant to a termination under Section 8.02(iii) or Section 8.03, the Servicer shall appoint a successor having the characteristics set forth in clauses (i) and (ii) of Section 7.01 and which shall succeed to all rights and assume all of the responsibilities, duties and liabilities of the Subservicer under this Agreement simultaneously with the termination of the Subservicer’s responsibilities, duties and liabilities under this Agreement.  Any successor to the Subservicer shall be subject to the approval of the Master Servicer and the NIMS Insurer.  Any approval of a successor Subservicer by the Master Servicer and the NIMS Insurer and, to the extent required by the Trust Agreement, the Trustee, shall, if the successor Subservicer is not at that time a Subservicer of other Mortgage Loans for the Trust Fund, be conditioned upon the receipt by the Master Servicer, the NIMS Insurer, the Seller and the Trustee of a letter from each Rating Agency to the effect that such transfer of servicing will not result in a qualification, withdrawal or downgrade of the then-current rating of any of the Certificates or the NIM Securities to be issued in the NIMS Transaction.  In connection with such appointment and assumption, the Servicer, as applicable, may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree, provided, however, that no such compensation shall be in excess of that permitted the Subservicer under this Agreement.  In the event that the Subservicer’s duties, responsibilities and liabilities under this Agreement should be terminated pursuant to the aforementioned sections, the Subservicer shall discharge such duties and responsibilities during the period from the date it acquires knowledge of such termination until the effective date thereof with the same degree of diligence and prudence which it is obligated to exercise under this Agreement, and shall take no action whatsoever that might impair or prejudice the rights or financial condition of its successor.  The resignation or removal of the Subservicer pursuant to the aforementioned sections shall not become effective until a successor shall be appointed pursuant to this Section 9.01 and shall in no event relieve the Subservicer of the representations and warranties made pursuant to Sections 6.01 and the remedies available to the Servicer, the Master Servicer, the Trustee, the NIMS Insurer and the Seller under Sections 6.02, 6.03 and 6.04, it being understood and agreed that the provisions of such Sections 6.01, 6.02, 6.03 and 6.04 shall be applicable to the Subservicer notwithstanding any such resignation or termination of the Subservicer, or the termination of this Agreement.  Neither the Servicer, in its capacity as successor Subservicer, nor any other successor Subservicer shall be responsible for the lack of information and/or documents that it cannot otherwise obtain through reasonable efforts.

Within a reasonable period of time, but in no event longer than 30 days of the appointment of a successor entity, the Subservicer shall prepare, execute and deliver to the successor entity any and all documents and other instruments, place in such successor’s possession all Servicing Files, and do or cause to be done all other acts or things necessary or appropriate to effect the purposes of such notice of termination, including but not limited to the transfer of any Mortgage Notes and the related documents.  The Subservicer shall cooperate with the Servicer, the Trustee, the Master Servicer or the Seller, as applicable, and such successor in effecting the termination of the Subservicer’s responsibilities and rights hereunder and the transfer of servicing responsibilities to the successor Subservicer, including without limitation, the transfer to such successor for administration by it of all cash amounts which shall at the time be credited by the Subservicer to the Custodial Account or Escrow Account or thereafter received with respect to the Mortgage Loans.

Any successor appointed as provided herein shall execute, acknowledge and deliver to the Servicer, the Trustee, the Subservicer, the Master Servicer, the NIMS Insurer and the Seller an instrument (i) accepting such appointment, wherein the successor shall make the representations and warranties set forth in Section 6.01 and provide for the same remedies set forth in Sections 6.02, 6.03 and 6.04 herein and (ii) an assumption of the due and punctual performance and observance of each covenant and condition to be performed and observed by the Subservicer under this Agreement, whereupon such successor shall become fully vested with all the rights, powers, duties, responsibilities, obligations and liabilities of the Subservicer, with like effect as if originally named as a party to this Agreement.  Any termination or resignation of the Subservicer or termination of this Agreement pursuant to Sections 6.02, 7.03, 8.01, 8.02 or 8.03 shall not affect any claims that the Seller, the Servicer, the Master Servicer, the NIMS Insurer or the Trustee may have against the Subservicer arising out of the Subservicer’s actions or failure to act prior to any such termination or resignation.  In addition, in the event any successor Subservicer is appointed pursuant to Section 8.02(iii) of this Agreement, such successor Subservicer must satisfy the conditions relating to the transfer of servicing set forth in the Trust Agreement.

The Subservicer shall deliver promptly to the successor Subservicer the funds in the Custodial Account and Escrow Account and all Mortgage Loan documents and related documents and statements held by it hereunder and the Subservicer shall account for all funds and shall execute and deliver such instruments and do such other things as may reasonably be required to more fully and definitively vest in the successor all such rights, powers, duties, responsibilities, obligations and liabilities of the Subservicer.

Upon a successor’s acceptance of appointment as such, it shall notify the Trustee, the Seller and Master Servicer, the NIMS Insurer and the Depositor of such appointment in accordance with the procedures set forth in Section 9.04.

Section 9.03.

Costs.

The Seller shall pay the legal fees and expenses of its attorneys.  Costs and expenses incurred in connection with the transfer of the servicing responsibilities, including fees for delivering Servicing Files, shall be paid by (i) the terminated or resigning Servicer if such termination or resignation is a result of an occurrence of a termination event under Section 8.01, (ii) the Seller if such termination is pursuant to Sections 8.02(iii) or 8.04 and (iii) in all other cases by the Trust Fund.  Subject to Section 2.02, the Seller, on behalf of the Depositor, shall pay the costs associated with the preparation, delivery and recording of Assignments of Mortgages.

Section 9.04.

Protection of Confidential Information.

The Servicer shall keep confidential and shall not divulge to any party, without the Seller’s prior written consent, any nonpublic information pertaining to the Mortgage Loans or any borrower thereunder, except to the extent that it is appropriate for the Servicer to do so in working with legal counsel, subservicers, special servicers, auditors, taxing authorities or other governmental agencies.

Section 9.05.

Notices.

All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if mailed by overnight courier, addressed as follows or delivered by facsimile (or such other address as may hereafter be furnished to the other party by like notice):

(i)

if to the Seller or the Servicer:

Fieldstone Mortgage Company

11000 Broken Land Parkway, Suite 600

Columbia, Maryland 21044

Attention:  Chief Financial Officer

Telephone:  (410) 772-5179

Facsimile:  (410) 772-7299

(ii)

if to the Subservicer:

Chase Manhattan Mortgage Corporation

10790 Rancho Bernardo Road

San Diego, California 92127

Attention:  Cindy Dunks

Telephone:

Facsimile:

with a copy to:

Chase Manhattan Mortgage Corporation

343 Thornall Street

Edison, New Jersey  08837

Attention:  General Counsel

Telephone:

Facsimile:

(iii)

if to the Master Servicer:

Wells Fargo Bank Minnesota, National Association

P.O. Box 98

Columbia, Maryland  21046

Attention:  Fieldstone 2003-1

(or in the case of overnight deliveries,

9062 Old Annapolis Road

Columbia, Maryland 21045)

Telephone:  (410) 884-2000

Facsimile:   (410) 715-2380

(iv)

if to the Trust Administrator:

Wells Fargo Bank Minnesota, National Association

P.O. Box 98

Columbia, Maryland  21046

Attention:  Fieldstone 2003-1

(or in the case of overnight deliveries,

9062 Old Annapolis Road

Columbia, Maryland 21045)

Telephone:  (410) 884-2000

Facsimile:   (410) 715-2380

(v)

if to the Trustee:

HSBC Bank USA

452 Fifth Avenue

New York, New York 10018

Telephone:

Facsimile:

(vi)

if to the NIMS Insurer:

as provided in the Trust Agreement.

(vi)

if to the Depositor:

as provided in the Trust Agreement.

Any such demand, notice or communication hereunder shall be deemed to have been received on the date delivered to or received at the premises of the addressee.

Section 9.06.

Severability Clause.

Any part, provision, representation or warranty of this Agreement which is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof.  Any part, provision, representation or warranty of this Agreement which is prohibited or unenforceable or is held to be void or unenforceable in any jurisdiction shall be ineffective, as to such jurisdiction, to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction as to any Mortgage Loan shall not invalidate or render unenforceable such provision in any other jurisdiction.  To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.  If the invalidity of any part, provision, representation or warranty of this Agreement shall deprive any party of the economic benefit intended to be conferred by this Agreement, the parties shall negotiate, in good-faith, to develop a structure the economic effect of which is as close as possible to the economic effect of this Agreement without regard to such invalidity.

Section 9.07.

No Personal Solicitation.

For as long as either the Servicer or the Subservicer services the Mortgage Loans, each covenants that it will not, and that it will ensure that its affiliates and agents, will not, directly solicit or provide information for any other party to solicit for prepayment or refinancing of any of the Mortgage Loans by the related mortgagors.  It is understood that promotions undertaken by the Servicer which are directed to the general public at large, or certain segments thereof, shall not constitute solicitation as that term is used in this Section 9.07.

Section 9.08.

Counterparts.

This Agreement may be executed simultaneously in any number of counterparts.  Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument.

Section 9.09.

Place of Delivery and Governing Law.

This Agreement shall be deemed in effect when a fully executed counterpart thereof is received by the Seller in the State of New York and shall be deemed to have been made in the State of New York.  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Section 9.10.

Further Agreements.

The Seller, the Servicer and the Subservicer each agree to execute and deliver to the other such reasonable and appropriate additional documents, instruments or agreements as may be necessary or appropriate to effectuate the purposes of this Agreement.

Section 9.11.

Intention of the Parties.

It is the intention of the parties that the Seller is conveying, and the Servicer is receiving only a contract for servicing the Mortgage Loans.  Accordingly, the parties hereby acknowledge that the Trust Fund remains the sole and absolute owner of the Mortgage Loans (other than the servicing rights) and all rights related thereto.

Section 9.12.

Successors and Assigns; Assignment of Servicing Agreement.

This Agreement shall bind and inure to the benefit of and be enforceable by the Servicer, the Subservicer, the Seller, the NIMS Insurer and the Master Servicer and their respective successors and assigns.  This Agreement shall not be assigned, pledged or hypothecated by the Servicer or the Subservicer to a third party except in accordance with Sections 7.02 and 7.05 and shall not be assigned, pledged or hypothecated by the Seller without the prior written consent of the NIMS Insurer except as to the extent provided in Section 9.13.

Section 9.13.

Assignment by the Seller.

The Seller shall assign (exclusive of the Seller’s rights arising under Section 8.02(iii) and 8.03), its interest under this Agreement to the Depositor, which in turn shall assign such rights to the Trustee, and the Trustee then shall succeed to all rights of the Seller under this Agreement.

Section 9.14.

Amendment.

This Agreement may be amended from time to time by the Servicer, the Subservicer, the Seller and the Master Servicer, with the prior written consent of the Trustee and the NIMS Insurer; provided that the party requesting such amendment shall, at its own expense, provide the Trustee, the NIMS Insurer, the Master Servicer, the Servicer, the Depositor and the Seller with an Opinion of Counsel that such amendment will not materially adversely affect the interest of the Certificateholders in the Mortgage Loans or the NIM Securities, if any, issued in the NIMS Transaction.  Any such amendment shall be deemed not to adversely affect in any material respect any the interest of the Certificateholders in the Mortgage Loans or the NIM Securities issued in any NIMS Transaction, if the Trustee receives written confirmation from each Rating Agency that such amendment will not cause such Rating Agency to reduce, qualify or withdraw the then current rating assigned to the Certificates and the NIM Securities (and any Opinion of Counsel requested by the Trustee, the NIMS Insurer, the Master Servicer and the Seller in connection with any such amendment may rely expressly on such confirmation as the basis therefore).

Section 9.15.

Waivers.

No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced and is consented to by the NIMS Insurer.

Section 9.16.

Exhibits.

The exhibits to this Agreement are hereby incorporated and made a part hereof and are an integral part of this Agreement.

Section 9.17.

Intended Third Party Beneficiaries.

Notwithstanding any provision herein to the contrary, the parties to this Agreement agree that it is appropriate, in furtherance of the intent of such parties as set forth herein, that the Trustee and the NIMS Insurer receive the benefit of the provisions of this Agreement as intended third party beneficiaries of this Agreement to the extent of such provisions.  The Servicer and the Subservicer shall have the same obligations to the Trustee and the NIMS Insurer as if they were parties to this Agreement, and the Trustee and the NIMS Insurer shall have the same rights and remedies to enforce the provisions of this Agreement as if they were parties to this Agreement.  The Servicer and the Subservicer shall only take direction from the Master Servicer (if direction by the Master Servicer is required under this Agreement) unless otherwise directed by this Agreement.  Notwithstanding the foregoing, all rights and obligations of the Trustee and the Master Servicer hereunder (other than the right to indemnification) shall terminate upon the termination of the Trust Fund pursuant to the Trust Agreement and all rights of the NIMS Insurer set forth in this Agreement (other than the right of indemnification) shall exist only so long as the NIM Securities issued pursuant to the NIMS Transaction remain outstanding or the NIMS Insurer is owed amounts in respect of its guarantee of payment on such NIMS Securities.

Section 9.18.

General Interpretive Principles.

For purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

(a)

the terms defined in this Agreement have the meanings assigned to them in this Agreement and include the plural as well as the singular, and the use of any gender herein shall be deemed to include the other gender;

(b)

accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles;

(c)

references herein to “Articles”, “Sections”, “Subsections”, “Paragraphs”, and other subdivisions without reference to a document are to designated Articles, Sections, Subsections, Paragraphs and other subdivisions of this Agreement;

(d)

a reference to a Subsection without further reference to a Section is a reference to such Subsection as contained in the same Section in which the reference appears, and this rule shall also apply to Paragraphs and other subdivisions;

(e)

the words “herein”, “hereof”, “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular provision; and

(f)

the term “include” or “including” shall mean by reason of enumeration and shall be deemed to be followed by the phrase “without limitation.”

Section 9.19.

Reproduction of Documents.

This Agreement and all documents relating thereto, including, without limitation, (a) consents, waivers and modifications which may hereafter be executed, (b) documents received by any party at the closing, and (c) financial statements, certificates and other information previously or hereafter furnished, may be reproduced by any photographic, photostatic, microfilm, micro-card, miniature photographic or other similar process.  The parties agree that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence and whether or not such reproduction was made by a party in the regular course of business, and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

IN WITNESS WHEREOF, the Servicer, the Subservicer, the Seller and the Master Servicer have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the date first above written.

FIELDSTONE MORTGAGE COMPANY

(Seller and Servicer)

By: /s/ Robert G. Partlow

Name:  Robert G. Partlow

Title: Senior Vice President

Chase Manhattan Mortgage Corporation

(Subservicer)

By: /s/ Karen Taylor

Name: Karen Taylor

Title:  Vice President

WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION

(Master Servicer)

By: /s/ Amy Doyle

Name: Amy Doyle

Title:  Vice President

Acknowledged by:

HSBC BANK USA

  (Trustee)

By: /s/ Wendy Zhang

Name: Wendy Zhang

Title: Trust Officer

EXHIBIT A

MORTGAGE LOAN SCHEDULE

EXHIBIT B-1

CUSTODIAL ACCOUNT LETTER AGREEMENT

______________ __, ____

To:

(the “Depository”)

As Servicer under the Securitization Servicing Agreement, dated as of September 1, 2003 (the “Agreement”), we hereby authorize and request you to establish an account as a Custodial Account pursuant to Section 3.03 of the Agreement, designated as “Fieldstone Mortgage Company in trust for HSBC Bank USA, as Trustee for the Fieldstone Mortgage Investment Corp. 2003-1.”  All deposits in the account shall be subject to withdrawal therefrom by order signed by the Servicer.  This letter is submitted to you in duplicate.  Please execute and return one original to us.

FIELDSTONE MORTGAGE COMPANY

Servicer

By:

Name:

Title:

Date:

The undersigned, as Depository, hereby certifies that the above described account has been established under Account Number __________, at the office of the Depository indicated above, and agrees to honor withdrawals on such account as provided above.

Depository

By:

Name:

Title:

Date:

EXHIBIT B-2

CUSTODIAL ACCOUNT LETTER AGREEMENT

______________ __, ____

To:

(the “Depository”)

As Subservicer under the Securitization Servicing Agreement, dated as of September 1, 2003 (the “Agreement”), we hereby authorize and request you to establish an account as a Custodial Account pursuant to Section 3.03 of the Agreement, designated as “Chase Manhattan Mortgage Corporation in trust for HSBC Bank USA, as Trustee for the Fieldstone Mortgage Investment Corp. 2003-1.”  All deposits in the account shall be subject to withdrawal therefrom by order signed by the Subservicer.  This letter is submitted to you in duplicate.  Please execute and return one original to us.

CHASE MANHATTAN MORTGAGE CORPORATION

Subservicer

By:

Name:

Title:

Date:

The undersigned, as Depository, hereby certifies that the above described account has been established under Account Number __________, at the office of the Depository indicated above, and agrees to honor withdrawals on such account as provided above.

Depository

By:

Name:

Title:

Date:

EXHIBIT C-1

ESCROW ACCOUNT LETTER AGREEMENT

______________ __, ____

To:

(the “Depository”)

As Servicer under the Securitization Servicing Agreement, dated as of September 1, 2003 (the “Agreement”), we hereby authorize and request you to establish an account, as an Escrow Account pursuant to Section 3.05 of the Agreement, to be designated as “Fieldstone Mortgage Company in trust for HSBC Bank USA, as Trustee for the Fieldstone Mortgage Investment Corp. 2003-1.”  All deposits in the account shall be subject to withdrawal therefrom by order signed by the Servicer.  This letter is submitted to you in duplicate.  Please execute and return one original to us.

FIELDSTONE MORTGAGE COMPANY

     Servicer

By:

Name:

Title:

Date:

The undersigned, as Depository, hereby certifies that the above described account has been established under Account Number ______, at the office of the Depository indicated above, and agrees to honor withdrawals on such account as provided above.

Depository

By:

Name:

Title:

Date:

EXHIBIT C-2

ESCROW ACCOUNT LETTER AGREEMENT

______________ __, ____

To:

(the “Depository”)

As Subservicer under the Securitization Servicing Agreement, dated as of September 1, 2003 (the “Agreement”), we hereby authorize and request you to establish an account, as an Escrow Account pursuant to Section 3.05 of the Agreement, to be designated as “Chase Manhattan Mortgage Corporation in trust for HSBC Bank USA, as Trustee for the Fieldstone Mortgage Investment Corp. 2003-1.”  All deposits in the account shall be subject to withdrawal therefrom by order signed by the Subservicer.  This letter is submitted to you in duplicate.  Please execute and return one original to us.

CHASE MANHATTAN MORTGAGE CORPORATION

     Subservicer

By:

Name:

Title:

Date:

The undersigned, as Depository, hereby certifies that the above described account has been established under Account Number ______, at the office of the Depository indicated above, and agrees to honor withdrawals on such account as provided above.

Depository

By:

Name:

Title:

Date:

EXHIBIT D-1

FORM OF MONTHLY REMITTANCE ADVICE

FIELD NAME	DESCRIPTION	FORMAT

INVNUM	INVESTOR LOAN NUMBER	Number no decimals
SERVNUM	SERVICER LOAN NUMBER, REQUIRED	Number no decimals
BEGSCHEDBAL	BEGINNING SCHEDULED BALANCE FOR SCHED/SCHED	Number two decimals
BEGINNING TRAIL BALANCE FOR ACTUAL/ACTUAL, REQUIRED
SCHEDPRIN	SCHEDULED PRINCIPAL AMOUNT FOR SCHEDULED/SCHEDULED	Number two decimals
ACTUAL PRINCIPAL COLLECTED FOR ACTUAL/ACTUAL, REQUIRED, .00 IF NO COLLECTIONS
CURT1	CURTAILMENT 1 AMOUNT, .00 IF NOT APPLICABLE	Number two decimals
CURT1DATE	CURTAILMENT 1 DATE, BLANK IF NOT APPLICABLE	DD-MMM-YY
CURT1ADJ	CURTAILMENT 1 ADJUSTMENT, .00 IF NOT APPLICABLE	Number two decimals
CURT2	CURTAILMENT 2 AMOUNT, .00 IF NOT APPLICABLE	Number two decimals
CURT2DATE	CURTAILMENT 2 DATE, BLANK IF NOT APPLICABLE	DD-MMM-YY
CURT2ADJ	CURTAILMENT 2 ADJUSTMENT, .00 IF NOT APPLICABLE	Number two decimals
LIQPRIN	PAYOFF, LIQUIDATION PRINCIPAL, .00 IF NOT APPLICABLE	Number two decimals
OTHPRIN	OTHER PRINCIPAL, .00 IF NOT APPLICABLE	Number two decimals
PRINREMIT	TOTAL PRINCIPAL REMITTANCE AMOUNT, .00 IF NOT APPLICABLE	Number two decimals
INTREMIT	NET INTEREST REMIT, INCLUDE PAYOFF INTEREST,	Number two decimals
.00 IF NOT APPLICABLE
TOTREMIT	TOTAL REMITTANCE AMOUNT, .00 IF NOT APPLICABLE	Number two decimals
ENDSCHEDBAL	ENDING SCHEDULED BALANCE FOR SCHEDULED/SCHEDULED	Number two decimals
ENDING TRIAL BALANCE FOR ACTUAL/ACTUAL
.00 IF PAIDOFF, LIQUIDATED OR FULL CHARGEOFF
ENDACTBAL	ENDING TRIAL BALANCE	Number two decimals
.00 IF PAIDOFF, LIQUIDATED OR FULL CHARGEOFF
ENDDUEDATE	ENDING ACTUAL DUE DATE, NOT LAST PAID INSTALLMENT	DD-MMM-YY
ACTCODE	60 IF PAIDOFF, BLANK IF NOT APPLICABLE	Number no decimals
ACTDATE	ACTUAL PAYOFF DATE, BLANK IF NOT APPLICABLE	DD-MMM-YY
INTRATE	INTEREST RATE, REQUIRED	Number seven decimals
Example .0700000 for 7.00%
SFRATE	SERVICE FEE RATE, REQUIRED	Number seven decimals
Example .0025000 for .25%
PTRATE	PASS THRU RATE, REQUIRED	Number seven decimals
Example .0675000 for 6.75%
PIPMT	P&I CONSTANT, REQUIRED	Number two decimals
.00 IF PAIDOFF

EXHIBIT D-2

STANDARD LAYOUT FOR MONTHLY DEFAULTED LOAN REPORT

1.

Deal Identifier by Loan

2.

SBO Loan Number

3.

Loan Number

4.

Investor Loan Number

5.

Street Address

6.

City

7.

State

8.

Zip Code

9.

Original Loan Amount

10.

Origination Date

11.

First Payment Date

12.

Current Loan Amount

13.

Current Interest Rate

14.

Current P&I Payment Amount

15.

[Reserved]

16.

[Reserved]

17.

Next Rate Adjustment Date

18.

Next Payment Adjustment Date

19.

Loan Term

20.

Loan Type

21.

[Reserved]

22.

Product Type

23.

Property Type

24.

Ownership Code

25.

Actual Due Date

26.

Delinquency Status

27.

[Reserved]

28.

FC Flag

29.

Date Loan Reinstated

30.

FC Suspended Date

31.

Reason Suspended

32.

FC Start Date (referral date)

33.

Actual Notice of Intent Date

34.

Actual First Legal Date

35.

[Reserved]

36.

Date F/C Sale Scheduled

37.

Foreclosure Actual Sale Date

38.

Actual Redemption End Date

39.

Occupancy Status

40.

Occupancy Status Date

41.

Actual Eviction Start Date

42.

Actual Eviction Complete Date

43.

Loss Mit Workstation Status

44.

Loss Mit Flag

45.

Loss Mit Type

46.

Loss Mit Start Date

47.

Loss Mit Approval Date

48.

Loss Mit Removal Date

49.

REO Flag

50.

Actual REO Start Date

51.

REO List Date

52.

REO List Price

53.

Date REO Offer Received

54.

Date REO Offer Accepted

55.

REO Scheduled Close Date

56.

REO Actual Closing Date

57.

REO Net Sales proceeds

58.

REO Sales Price

59.

Paid Off Code

60.

Paid in Full Date

61.

MI Certificate Number

62.

[Reserved]

63.

[Reserved]

64.

[Reserved]

65.

[Reserved]

66.

[Reserved]

67.

[Reserved]

68.

[Reserved]

69.

[Reserved]

70.

[Reserved]

71.

[Reserved]

72.

Actual  Claim Filed Date

73.

Actual Claim Amount Filed

74.

Claim Amount Paid

75.

Claim Funds Received Date

76.

Realized Gain or Loss

77.

BK Flag

78.

Bankruptcy Chapter

79.

Actual Bankruptcy Start Date

80.

Actual Payment Plan Start Date

81.

Actual Payment Plan End Date

82.

Date POC Filed

83.

Date Filed Relief/Dismissal

84.

Relief/Dismissal Hearing Date

85.

Date Relief/Dismissal Granted

86.

Post Petition Due Date

87.

Prepayment Flag

88.

Prepayment Waived

89.

Prepayment Premium Collected

90.

Partial Prepayment Amount Collected

91.

Prepayment Expiration Date

92.

Origination Value Date

93.

Origination Value Source

94.

Original Value Amount

95.

FC Valuation Amount

96.

FC Valuation Source

97.

FC Valuation Date

98.

REO Value Source

99.

REO  Value(As-is)

100.

REO  Repaired Value

101.

REO Value Date

102.

Investor/Security Billing Date Sent

EXHIBIT E

FIELDSTONE MORTGAGE INVESTMENT CORP. 2003-1 TRUST AGREEMENT

EXHIBIT F

CMMC Form of Back-up Certification

[Name and address of

master servicer]

Re: [name of securitization]

Chase Manhattan Mortgage Corporation, as Subservicer hereby certifies to the Master Servicer that:

1. To our knowledge, the information in the Annual Statement of Compliance, the

Annual Independent Public Accountant’s Servicing Report and all servicing reports, officer’s certificates and other information relating to the servicing of the Mortgage Loans submitted to the Master Servicer taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the last day of the period covered by such reports;

2. To our knowledge, the servicing information required to be provided to the

Master Servicer by the Subservicer under the Servicing Agreement has been provided to the Master Servicer;

3. Based upon the review required by the Servicing Agreement, and except as disclosed in the Annual Statement of Compliance or the Annual Independent Public Accountant’s Servicing Report, the Subservicer has, as of the last day of the period covered by such reports fulfilled its obligation under the Servicing Agreement; and

4. The Subservicer has disclosed to the Master Servicer all significant deficiencies relating to the Subservicer’s compliance with the minimum servicing standards in accordance with a review conducted in compliance with the Uniform Single Attestation Program for Mortgage Bankers or similar standard as set forth in the Servicing Agreement.

Capitalized terms used but not defined herein have the meanings ascribed to them in the Servicing Agreement, dated as of September 1, 2003 (the “Servicing Agreement”), among Fieldstone Mortgage Company, as servicer and as seller (in such capacities, the “Servicer” and the “Seller”),

Chase Manhattan Mortgage Corporation, as subservicer (the “Subservicer”) and Wells Fargo Bank Minnesota, National Association, as master servicer (the “Master Servicer”).

Chase Manhattan Mortgage Corporation, as Servicer

By:_________________________________

Name:

Title:

Date:

EXHIBIT G

POWER OF ATTORNEY

[To be supplied by Chase]